                                                                    Exhibit 10.3

================================================================================

                                CREDIT AGREEMENT

                           Dated as of August 2, 2004

                                      among

                      FISHER SCIENTIFIC INTERNATIONAL INC.,
                                as the Borrower,

                             BANK OF AMERICA, N.A.,
                 as Administrative Agent and Swing Line Lender,

                                       and

                            The Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC

                                       and

                         DEUTSCHE BANK SECURITIES INC.,

                                       as

                              Joint Lead Arrangers

                         BANC OF AMERICA SECURITIES LLC,
                          DEUTSCHE BANK SECURITIES INC.

                                       and

                           CREDIT SUISSE FIRST BOSTON,
       acting through its Cayman Islands Branch or one of its affiliates,

                                       as

                               Joint Book Managers

                         DEUTSCHE BANK SECURITIES INC.,
                           CREDIT SUISSE FIRST BOSTON,
       acting through its Cayman Islands Branch or one of its affiliates,

                               ABN AMRO BANK, N.V.
                                       and
                       MERRILL LYNCH CAPITAL CORPORATION,

                                       as

                   Co-Syndication and Co-Documentation Agents

================================================================================

                                TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I.            DEFINITIONS AND ACCOUNTING TERMS.........................................................       1

         1.01     Defined Terms................................................................................       1

         1.02     Other Interpretive Provisions................................................................      37

         1.03     Accounting Terms.............................................................................      37

         1.04     Rounding.....................................................................................      37

         1.05     References to Agreements and Laws............................................................      38

         1.06     Change of Currency...........................................................................      38

         1.07     Times of Day.................................................................................      38

         1.08     Letter of Credit Amounts.....................................................................      38

ARTICLE II.           THE COMMITMENTS AND CREDIT EXTENSIONS....................................................      39

         2.01     Committed Loans..............................................................................      39

         2.02     Borrowings, Conversions and Continuations of Committed Loans.................................      40

         2.03     Incremental Term Loans.......................................................................      41

         2.04     Letters of Credit............................................................................      43

         2.05     Swing Line Loans.............................................................................      53

         2.06     Local Currency Loans.........................................................................      56

         2.07     Exchange Rates; Currency Equivalents.........................................................      60

         2.08     Prepayments..................................................................................      60

         2.09     Voluntary Termination or Reduction of Revolving Loan Commitments.............................      62

         2.10     Repayment of Loans...........................................................................      63

         2.11     Interest.....................................................................................      66

         2.12     Fees.........................................................................................      67

         2.13     Computation of Interest and Fees.............................................................      68

         2.14     Evidence of Debt.............................................................................      68

         2.15     Payments Generally...........................................................................      69

         2.16     Sharing of Payments..........................................................................      71

ARTICLE III.          TAXES, YIELD PROTECTION AND ILLEGALITY...................................................      71

         3.01     Taxes........................................................................................      71

         3.02     Illegality...................................................................................      73

         3.03     Inability to Determine Rates.................................................................      73

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                   PAGE
         3.04     Increased Cost and Reduced Return; Capital Adequacy..........................................      74

         3.05     Compensation for Losses......................................................................      75

         3.06     Matters Applicable to all Requests for Compensation..........................................      76

         3.07     Survival.....................................................................................      76

ARTICLE IV.           CONDITIONS PRECEDENT TO CREDIT EXTENSIONS................................................      76

         4.01     Conditions of Initial Credit Extension.......................................................      76

         4.02     Conditions to all Credit Extensions..........................................................      79

         4.03     Conditions to Certain Loans..................................................................      79

ARTICLE V.            REPRESENTATIONS AND WARRANTIES...........................................................      81

         5.01     Existence, Qualification and Power; Compliance with Laws.....................................      81

         5.02     Authorization; No Contravention..............................................................      81

         5.03     Governmental Authorization; Other Consents...................................................      81

         5.04     Binding Effect...............................................................................      82

         5.05     Financial Statements; No Material Adverse Effect.............................................      82

         5.06     Litigation...................................................................................      82

         5.07     No Default...................................................................................      83

         5.08     Ownership of Property; Liens.................................................................      83

         5.09     Environmental Compliance.....................................................................      83

         5.10     Insurance....................................................................................      83

         5.11     Taxes........................................................................................      83

         5.12     ERISA Compliance.............................................................................      84

         5.13     Subsidiaries.................................................................................      84

         5.14     Margin Regulations; Investment Company Act; Public Utility Holding Company Act...............      84

         5.15     Disclosure...................................................................................      85

         5.16     Compliance with Laws.........................................................................      85

         5.17     Intellectual Property; Licenses, Etc.........................................................      85

         5.18     Employee Matters.............................................................................      85

         5.19     Matters Relating to Collateral...............................................................      85

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                   PAGE
ARTICLE VI.           AFFIRMATIVE COVENANTS....................................................................      86

         6.01     Financial Statements.........................................................................      86

         6.02     Certificates; Other Information..............................................................      87

         6.03     Notices......................................................................................      88

         6.04     Payment of Obligations.......................................................................      88

         6.05     Preservation of Existence, Etc...............................................................      89

         6.06     Maintenance of Properties....................................................................      89

         6.07     Maintenance of Insurance.....................................................................      89

         6.08     Compliance with Laws.........................................................................      89

         6.09     Books and Records............................................................................      89

         6.10     Inspection Rights............................................................................      89

         6.11     Use of Proceeds..............................................................................      90

         6.12     Execution of Guaranty and Equity Pledge Documents After the Closing Date.....................      90

         6.13     Pledged Assets...............................................................................      92

ARTICLE VII.          NEGATIVE COVENANTS.......................................................................      93

         7.01     Liens........................................................................................      93

         7.02     Investments; Acquisitions....................................................................      95

         7.03     Indebtedness.................................................................................      97

         7.04     Fundamental Changes..........................................................................      98

         7.05     Dispositions.................................................................................      99

         7.06     Restricted Payments..........................................................................     100

         7.07     Change in Nature of Business.................................................................     101

         7.08     Transactions with Affiliates.................................................................     102

         7.09     Use of Proceeds..............................................................................     102

         7.10     Financial Covenants..........................................................................     102

ARTICLE VIII.         EVENTS OF DEFAULT AND REMEDIES...........................................................     103

         8.01     Events of Default............................................................................     103

         8.02     Remedies Upon Event of Default...............................................................     105

         8.03     Application of Funds.........................................................................     106

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                   PAGE
ARTICLE IX.           ADMINISTRATIVE AGENT.....................................................................     107

         9.01     Appointment and Authorization of Administrative Agent........................................     107

         9.02     Delegation of Duties.........................................................................     108

         9.03     Liability of Administrative Agent............................................................     108

         9.04     Reliance by Administrative Agent.............................................................     109

         9.05     Notice of Default............................................................................     109

         9.06     Credit Decision; Disclosure of Information by Administrative Agent...........................     109

         9.07     Indemnification of Administrative Agent......................................................     110

         9.08     Administrative Agent in its Individual Capacity..............................................     110

         9.09     Successor Administrative Agent...............................................................     111

         9.10     Administrative Agent May File Proofs of Claim................................................     111

         9.11     Collateral and Guaranty Matters..............................................................     112

         9.12     Other Agents; Arrangers and Managers.........................................................     113

ARTICLE X.            MISCELLANEOUS............................................................................     113

         10.01    Amendments, Etc..............................................................................     113

         10.02    Notices and Other Communications; Facsimile Copies...........................................     115

         10.03    No Waiver; Cumulative Remedies...............................................................     117

         10.04    Attorney Costs, Expenses and Taxes...........................................................     117

         10.05    Indemnification by the Borrower..............................................................     118

         10.06    Payments Set Aside...........................................................................     119

         10.07    Successors and Assigns.......................................................................     119

         10.08    Confidentiality..............................................................................     123

         10.09    Set-off......................................................................................     124

         10.10    Interest Rate Limitation.....................................................................     124

         10.11    Release of Security Interest or Guaranty.....................................................     125

         10.12    Counterparts.................................................................................     125

         10.13    Integration..................................................................................     125

         10.14    Survival of Representations and Warranties...................................................     125

         10.15    Severability.................................................................................     126

         10.16    Tax Forms....................................................................................     126

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                   PAGE
         10.17    Replacement of Lenders.......................................................................     128

         10.18    Governing Law................................................................................     128

         10.19    Waiver of Right to Trial by Jury.............................................................     129

         10.20    USA PATRIOT Act Notice.......................................................................     129

         10.21    Judgment Currency............................................................................     129

         10.22    Designation as Senior Debt...................................................................     130

         10.23    Apogent......................................................................................     130

SIGNATURES....................................................................................................      S-1

                                    SCHEDULES

2.01       Commitments and Pro Rata Shares

2.04       Existing Letters of Credit

5.09       Environmental Matters

5.13       Subsidiaries and Other Equity Investments

5.17       Intellectual Property Matters

6.13       Pledged Assets Deliverables

7.01       Existing Liens

7.02       Existing Investments

7.03       Existing Indebtedness

7.08       Existing Affiliate Transactions

10.02      Administrative Agent's Office, Certain Addresses for Notices

                                    EXHIBITS

FORM OF

A        Committed Loan Notice

B        Swing Line Loan Notice

C        Compliance Certificate

D        Assignment and Assumption

E        Guaranty

F        Pledge Agreement

G        Opinion Matters

H        Competitive Bid

I        Competitive Bid Accept/Reject Letter

J        Competitive Bid Request

K        Notice of Competitive Bid Request

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT ("Agreement") is entered into as of August 2, 2004 among FISHER SCIENTIFIC INTERNATIONAL INC., a Delaware corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and each individually, a "Lender"), BANK OF AMERICA, N.A., as Administrative Agent and Swing Line Lender, BANC OF AMERICA SECURITIES LLC and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch or one of its affiliates, as Joint Book Managers, and DEUTSCHE BANK SECURITIES INC., CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch or one of its affiliates, ABN AMRO BANK, N.V. and MERRILL LYNCH CAPITAL CORPORATION, as Co-Syndication and Co-Documentation Agents.

                                 R E C I T A L S

         WHEREAS, the Lenders, at the request of the Borrower, have agreed to extend certain credit facilities to the Borrower on the terms and conditions set forth herein, the proceeds of which will be used (a) to refinance certain Existing Indebtedness, and (b) to provide financing for working capital, capital expenditures and other general corporate purposes of the Borrower and its Subsidiaries;

         WHEREAS, the Borrower desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to the Administrative Agent, on behalf of the Lenders, a First Priority Lien on all of the Equity Interests of its Material Domestic Subsidiaries, if any, and 65% of the Equity Interests of its Material Foreign Subsidiaries, if any; and

         WHEREAS, all of the Material Domestic Subsidiaries of the Borrower (excluding any Material Domestic Subsidiaries of Apogent) have agreed to guarantee the Obligations hereunder and under the other Loan Documents and to secure their guaranties by granting to the Administrative Agent, on behalf of the Lenders, a First Priority Lien on all of the Equity Interests of their respective Material Domestic Subsidiaries, if any, and 65% of the Equity Interests of their respective Material Foreign Subsidiaries, if any;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Account" means, collectively, (a) an "account" as such term is defined in the UCC as in effect from time to time in the State of New York or under other relevant law, and (b) the Borrower's or any Subsidiary's rights to payment for goods sold or leased or services performed, including all such rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

         "Acquired Business" means any Person, property, business or asset acquired (or, as applicable, proposed to be acquired) by the Borrower or a Subsidiary.

         "Actual Knowledge" means, with respect to any information or event, that a Responsible Officer of the Borrower has actual knowledge of such information or event.

         "Additional Lender" has the meaning specified in Section 2.03.

         "Additional Mortgaged Property" has the meaning specified in Section 6.13(b).

         "Additional Mortgages" has the meaning specified in Section 6.13(b).

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means, with respect to any currency, the Administrative Agent's address and, as appropriate, account as set forth on
Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America, in its capacity as the Administrative Agent, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" means the Commitments of all the Lenders.

         "Aggregate Credit Exposures" means, at any time, the sum of (a) the unused portion of the Revolving Loan Commitments then in effect and (b) the Total Outstandings at such time.

         "Agreement" means this Credit Agreement.

         "Agreement Currency" has the meaning specified in Section 10.21.

         "Apogent" means Apogent Technologies Inc., a Wisconsin corporation.

         "Apogent CODES" means (a) the 2.25% Senior Convertible Contingent Debt Securities (CODES) due 2021 issued pursuant to that certain Indenture dated as of October 21, 2001 among

Apogent, the subsidiary guarantors party thereto and The Bank of New York, as Trustee and (b) the Floating Rate Senior Convertible Contingent Debt Securities (CODES) due 2033 issued pursuant to that certain Indenture dated as of December 17, 2003 among Apogent, the subsidiary guarantors party thereto and The Bank of New York, as Trustee, in each case including any substantially similar securities for which any of the foregoing securities are exchanged pursuant to an exchange offer.

         "Apogent Credit Agreement" means that certain Credit Agreement dated as of July 29, 2003 among Apogent, Erie Scientific Company, Nalge Nunc International Corporation, and Remel Inc., as borrowers, J.P. Morgan Securities Inc. and Fleet Securities, Inc., as joint lead arrangers and joint bookrunners, Fleet National Bank, as syndication agent, ABN AMRO Bank N.V., Bank of America, N.A. and SunTrust Bank, as co-documentation agents, JPMorgan Chase Bank, as administrative agent, and a syndicate of lenders.

         "Apogent Funding Date" means the first Funding Date applicable to any Loans subject to the conditions set forth in Section 4.03.

         "Apogent Senior Subordinated Notes" means the 6-1/2% Senior Subordinated Notes due 2013 issued pursuant to that certain Indenture dated as of June 2, 2003 between Apogent and The Bank of New York, as Trustee.

         "Applicable Debt Rating" means, as of any date of determination, the most recent ratings publicly announced by S&P and Moody's (collectively, the "Debt Ratings") of the Borrower's senior secured long-term debt; provided that, if there is a split in the Debt Ratings, the Applicable Debt Rating shall be the higher of such Debt Ratings of S&P and Moody's; provided further that, if there is a split in Debt Ratings of more than one level, the Applicable Debt Rating shall be one level below the higher of the Debt Ratings.

         "Applicable Eurocurrency Margin" means, as to any Eurocurrency Competitive Local Currency Loan, the marginal rate of interest, if any, to be added to or subtracted from the Screen Rate to determine the rate of interest applicable to such Loan, as specified by the Revolving Lender making such Loan in its Competitive Bid.

         "Applicable Rate" means, from time to time, the following percentages per annum, based upon the Applicable Debt Rating as set forth below:

                                           APPLICABLE RATE
-------------------------------------------------------------------------------------------------------
              APPLICABLE DEBT          BASE RATE        EURODOLLAR       LETTER OF        COMMITMENT
LEVEL             RATING                 LOANS          RATE LOANS       CREDIT FEE          FEE
-----             ------                 -----          ----------       ----------          ---
  I       Higher than BBB or Baa2        0.00%             0.75%            0.75%             0.20%
 II       BBB or Baa2                    0.00%             1.00%            1.00%             0.25%
 III      BBB- or Baa3                   0.25%             1.25%            1.25%            0.375%

 IV       BB+ or Ba1                     0.50%             1.50%            1.50%            0.375%
  V       Lower than BB+ or Ba1,         0.75%             1.75%            1.75%             0.50%
          or unrated

; provided, however, that until the earlier of (a) the delivery of the financial statements for the second fiscal quarter ending after the Closing Date and (b) the date that the financial statements for the second fiscal quarter ending after the Closing Date are required to be delivered pursuant to Section 6.01, the Applicable Rate shall be determined based upon Level III above. Thereafter, each change in the Applicable Rate resulting from a change in the Applicable Debt Rating shall become effective on the date of the public announcement thereof. Any adjustment in the Applicable Rate shall apply to existing Eurodollar Rate Loans as well as any new Eurodollar Rate Loans.

         "Applicable Rate for Tranche B Term Loans" means, from time to time, the following percentages per annum, based upon the Applicable Debt Rating as set forth below:

                          APPLICABLE RATE FOR TRANCHE B TERM LOANS
-----------------------------------------------------------------------------------------
               APPLICABLE                                                 EURODOLLAR RATE
LEVEL          DEBT RATING                  BASE RATE LOANS                    LOANS
-----          -----------                  ---------------                    -----
  I       Higher than BB or Ba2                   0.50%                        1.50%
 II       BB or Ba2 or lower, or                  0.75%                        1.75%
          unrated

; provided, however, that until the earlier of (a) the delivery of the financial statements for the second fiscal quarter ending after the Closing Date and (b) the date that the financial statements for the second fiscal quarter ending after the Closing Date are required to be delivered pursuant to Section 6.01, the Applicable Rate for Tranche B Term Loans shall be determined based upon Level I above. Thereafter, each change in the Applicable Rate for Tranche B Term Loans resulting from a change in the Applicable Debt Rating shall become effective on the date of the public announcement thereof. Any adjustment in the Applicable Rate for Tranche B Term Loans shall apply to existing Eurodollar Rate Loans as well as any new Eurodollar Rate Loans.

         "Applicable Time" means, with respect to any borrowings and payments in any Local Currency, the local time in the place of settlement for such Local Currency as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

         "Approved Fund" has the meaning specified in Section 10.07(g).

         "Arranger" means Banc of America Securities LLC and Deutsche Bank Securities Inc., in their capacities as joint lead arrangers.

         "Articles of Merger" means the Articles of Merger by and between Apogent and Fox Merger Corporation required to be filed with the State of Wisconsin under the Merger Agreement.

         "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit D.

         "Attorney Costs" means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external counsel.

         "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2003, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

         "Auto-Extension Letter of Credit" has the meaning specified in Section 2.04(b)(iv).

         "Availability Period" means the period from and including the Closing Date to the earliest of (a) the Revolving Loan Maturity Date, (b) the date of termination of the Revolving Loan Commitments pursuant to Section 2.09, and (c) the date of termination of the commitment of each Revolving Lender to make Revolving Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

         "Bank of America" means Bank of America, N.A. and its successors.

         "Bank of America Prime Rate" has the meaning specified in the definition of "Base Rate".

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" (the "Bank of America Prime Rate"); provided, however, that solely for purposes of determining the Base Rate in connection with any Swing Line Loan extended pursuant to Section 2.05(a), the rate of interest under this clause (b) shall be the lower of (i) the Bank of America Prime Rate and (ii) if, concurrently with delivery of the Swing Line Loan Notice in respect of such Swing Line Loan, the Borrower notifies the Swing Line Lender and the Administrative Agent that such Swing Line Loan shall bear interest with reference to the prime rate of any other Revolving Lender, the rate of interest in effect for such day as publicly announced from time to time by such other Revolving Lender as its "prime rate". The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Base Rate Revolving Loan" means a Revolving Loan that bears interest based on the Base Rate.

         "Borrower" has the meaning specified in the introductory paragraph hereto.

         "Borrowing" means a Committed Borrowing, a Swing Line Borrowing or a Local Currency Borrowing, as the context may require.

         "Borrowing Date" has the meaning specified in Section 2.02(b).

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office with respect to obligations denominated in Dollars is located and,

                  (a) if such day relates to any Eurodollar Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurodollar Rate Loan or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market;

                  (b) if such day relates to any interest rate settings as to a Eurocurrency Competitive Local Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Competitive Local Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Competitive Local Currency Loan, means a TARGET Day;

                  (c) if such day relates to any interest rate settings as to a Eurocurrency Competitive Local Currency Loan denominated in a currency other than Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

                  (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of a Eurocurrency Competitive Local Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Competitive Local Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

         "Calculation Date" means (a) with respect to any Local Currency Loan, each of the following: (i) the date of Borrowing with respect to such Local Currency Loan, (ii) the maturity date of such Local Currency Loan and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in a

Local Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by an L/C Issuer under any Letter of Credit denominated in a Local Currency, and (iv) such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Lenders shall require.

         "Calculation Period" means, as of any date of determination, the period of four consecutive fiscal quarters ending on such date or, if such date is not the last day of a fiscal quarter, ending on the last day of the fiscal quarter of the Borrower most recently ended prior to such date.

         "Capital Lease Obligations" means the obligations of a Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Cash Collateralize" has the meaning specified in Section 2.04(g).

         "Cash Pooling Arrangement" means a deposit account arrangement among a single depository institution, the Borrower and one or more Foreign Subsidiaries involving the pooling of cash deposits in one or more deposit accounts with such institution by the Borrower and such Foreign Subsidiaries for cash management purposes.

         "Change of Control" means, with respect to any Person, an event or series of events by which:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

                  (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor
         (ii) appointed by directors so nominated.

         "Class", as applied to Lenders, means each of the following five classes of Lenders: (a) Lenders having Revolving Loan Exposure, (b) Lenders having Tranche A-1 Term Loan Exposure, (c) Lenders having Tranche A-2 Term Loan Exposure, (d) Lenders having Tranche B Term Loan Exposure and (e) Lenders having a Local Currency Loan Exposure.

         "Closing Date" means the first date all the conditions precedent in
Section 4.01 are satisfied or waived in accordance with Section 10.01.

         "Code" means the Internal Revenue Code of 1986.

         "Collateral" means, collectively, the Pledged Collateral and, during any period that the Borrower and the Guarantors are required to provide additional security pursuant to Section 6.13, all of the domestic real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the other Collateral Documents as security for the Obligations; provided that, for the avoidance of doubt, all IP Rights and all Equity Interests in Material Foreign Subsidiaries, in each case owned by the Borrower or any Guarantor, shall be deemed to be domestic personal property for purposes of this definition; provided further that in no event shall the "Collateral" include Receivables and Related Security transferred to one or more Receivables Subsidiaries pursuant to the terms of a Permitted Receivables Financing.

         "Collateral Documents" means (a) the Pledge Agreement, (b) during any period that the Borrower and the Guarantors are required to provide additional security pursuant to Section 6.13, the Security Agreement and the Mortgages, and
(c) all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to the Administrative Agent, on behalf of the Lenders, a Lien on any real, personal or mixed property (including Equity Interests) of that Loan Party as security for the Obligations.

         "Combined Financial Statements" means the Unaudited Pro Forma Combined Financial Statements of the Borrower and Apogent incorporated by reference into the Borrower's Form S-4 and filed by the Borrower with the SEC on April 16, 2004.

         "Commitment" means, as to each Lender, its obligation, if any, to (a) make Committed Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Committed Borrowing" means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Committed Loan" has the meaning specified in Section 2.01.

         "Committed Loan Notice" means a notice of (a) a Committed Borrowing,
(b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Compensation Period" has the meaning specified in Section 2.15(c)(ii).

         "Competitive Bid" means an offer by a Revolving Lender to make a Competitive Local Currency Loan pursuant to Section 2.06 substantially in the form of Exhibit H.

         "Competitive Bid Accept/Reject Letter" means a notification made by the Borrower pursuant to Section 2.06(c) substantially in the form of Exhibit I.

         "Competitive Bid Rate" means, as to any Competitive Bid, (a) in the case of a Eurocurrency Competitive Local Currency Loan, the sum of (i) the Applicable Eurocurrency Margin and (ii) the Screen Rate, and (b) in the case of a Fixed Rate Competitive Local Currency Loan, the fixed rate of interest offered by the Revolving Lender making such Competitive Bid.

         "Competitive Bid Request" means a request made pursuant to Section 2.06 substantially in the form of Exhibit J.

         "Competitive Local Currency Borrowing" means a Borrowing consisting of a Competitive Local Currency Loan or concurrent Competitive Local Currency Loans from the Revolving Lender or Revolving Lenders whose Competitive Bids for such Borrowing have been accepted under the bidding procedure described in Section 2.06.

         "Competitive Local Currency Loan" has the meaning assigned to such term in Section 2.06. Each Competitive Local Currency Loan shall be a Eurocurrency Competitive Local Currency Loan or a Fixed Rate Competitive Local Currency Loan.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

         "Consolidated Cash Interest Charges" means, for any period, the excess of (a) the sum (without duplication) of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of the Borrower or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, and (iv) interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of receivables, minus (b) the sum (without duplication) of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs previously paid, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts, accrued interest payable in kind or interest that is capitalized and added to principal rather than being paid in cash, in each case for such period, and (iii) to the extent included in such consolidated interest expense for such period, with respect to any non-wholly-owned Subsidiary, the percentage of such Subsidiary's interest expense (including imputed interest expense in respect of Capital Lease Obligations) for such period, and the percentage of any cash payment described in clause (a)(iii) above made by such Subsidiary during such period, in each case attributable to the minority equity interest in such Subsidiary determined on a consolidated basis in accordance with GAAP. Consolidated Cash Interest Charges shall be calculated giving effect to the net payments made or received under any interest rate protection agreements (other than up-front payments made to obtain any such agreement).

         "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum (in each case as determined on a consolidated basis in accordance with GAAP) of (i) interest expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary charges and any losses on sales of assets outside of the ordinary course of business for such period, (v) all non-cash charges for such period (including amortization of debt discounts, but excluding (A) any such charge that consists of a write-down or write-off of any current asset and (B) any non-cash charges related to the Merger), (vi) non-cash expenses attributable to grants of stock options (including, without limitation, performance units, stock appreciation rights, restricted stock units or dividend equivalents payable solely in shares of stock), (vii) charges representing anticipated cash payments to be made in a future period, (viii) cash charges and expenses attributable to the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness and the establishment, amendment or refinancing of any Permitted Receivables Financing and the credit facilities established under this Agreement, (ix) cash and non-cash charges related to the Merger (including related integration costs of the Borrower and its Subsidiaries) and incurred prior to the second anniversary of the consummation of the Merger in an aggregate amount not to exceed $250,000,000, (x) other unusual and non-recurring cash charges not exceeding $75,000,000 in the aggregate for all periods after the Closing Date, and (ix) non-cash expenses attributable to grants of stock and restricted stock and other non-cash stock-based awards (including but not limited to performance units, stock appreciation rights, restricted stock units or dividend equivalents payable solely in shares of stock), and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains and any gains on sales of assets outside of the ordinary course of business for such period, all determined on a consolidated basis in accordance with GAAP. For purposes of calculating the Consolidated Leverage Ratio and the Consolidated Senior Leverage Ratio and for purposes of determining whether a proposed acquisition is a Permitted Acquisition pursuant to clause (f) of the definition of "Permitted Acquisition," Consolidated EBITDA of the Borrower for any Calculation Period shall be calculated on a Pro Forma Basis, provided that (other than in connection with determining whether a proposed acquisition is a Permitted Acquisition pursuant to clause (f) of the definition of "Permitted Acquisition") the calculation of Consolidated EBITDA shall only be adjusted pursuant to the definition of "Pro Forma Basis" (A) to include the Consolidated EBITDA of any Acquired Business (including any permitted pro forma cost savings relating thereto) the acquisition of which was consummated during such Calculation Period and (B) to exclude the Consolidated EBITDA of any Sold Business the sale, transfer or other disposal of which was consummated during such Calculation Period.

         "Consolidated Funded Indebtedness" means, as of any date of determination, the sum (without duplication) of (a) the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, (b) the aggregate principal amount of Indebtedness outstanding as of such date of Persons other than the Borrower and its Subsidiaries, in the amount that would be reflected on a balance sheet of any such Person prepared as of such date on a consolidated basis in accordance with GAAP, to the extent Guaranteed by the Borrower or any Subsidiary and (c) Receivables Financing Debt as of such date; provided that in calculating Consolidated Funded Indebtedness in connection with determining whether a proposed acquisition is a Permitted Acquisition pursuant to clause (f) of the definition of "Permitted Acquisition," pro forma effect shall be given to include the Consolidated Funded Indebtedness of any Acquired Business (actually acquired or proposed to be acquired) as of such date of determination.

         "Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the Calculation Period ending on such date to (b) Consolidated Cash Interest Charges for such Calculation Period.

         "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the Calculation Period ending on such date.

         "Consolidated Net Income" means, for any period, the net income or loss of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the net income of any Subsidiary (other than a Guarantor) to the extent that the distribution of such net income by such Subsidiary to a Loan Party or a Guarantor (directly or indirectly, by dividends, payment of intercompany indebtedness or otherwise) is restricted by the terms of any contract or agreement, (b) to the extent included therein in accordance with GAAP, any unrealized losses and gains for such period resulting from mark-to-market of Swap Contracts and (c) to the extent included therein in accordance with GAAP, the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person's assets are acquired by the Borrower or any Subsidiary.

         "Consolidated Senior Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date (excluding any Subordinated Indebtedness included in Consolidated Funded Indebtedness as of such date) to (b) Consolidated EBITDA for the Calculation Period ending on such date.

         "Consolidated Total Assets" means, as of any date of determination, the total assets of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Contractual Obligation" means, as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its material property is bound.

         "Control" has the meaning specified in the definition of "Affiliate."

         "Credit Extension" means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

         "Debt Ratings" has the meaning specified in the definition of "Applicable Debt Rating."

         "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would, unless cured or waived, become an Event of Default.

         "Default Rate" means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus
(ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum, in all cases to the fullest extent permitted by applicable Laws.

         "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Disclosed Matters" means all matters disclosed in public filings of the Borrower with the SEC prior to the Closing Date.

         "Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Dollar" and "$" mean lawful money of the United States.

         "Dollar Equivalent" means, as of any date of determination, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Local Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Calculation Date) for the purchase of Dollars with such Local Currency.

         "Domestic Subsidiary" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

         "Eligible Assignee" has the meaning specified in Section 10.07(g).

         "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European Currency.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders and legally binding decrees, permits, agreements or governmental restrictions promulgated by or entered into with any Governmental Authority relating to pollution and the protection of the environment or the Release of any Hazardous Materials into the environment, including those related to air emissions and discharges to waste or public systems.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed by, or legally imposed on, the Borrower, any other Loan Party or any of their respective Subsidiaries with respect to any of the foregoing.

         "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interests.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) the incurrence or reasonably likely incurrence by the Borrower or any ERISA Affiliate of any liability with respect to a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence or reasonably likely incurrence by the Borrower or any ERISA Affiliate of any liability with respect to a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Euro" and "EUR" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

         "Eurocurrency Competitive Local Currency Borrowing" means a Competitive Local Currency Borrowing comprised of Loans bearing interest based on the Screen Rate.

         "Eurocurrency Competitive Local Currency Loan" means a Competitive Local Currency Loan bearing interest based on the Screen Rate.

         "Eurodollar Rate" means for any Interest Period with respect to a Eurodollar Rate Loan:

         (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Rate Loan" means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

         "Event of Default" has the meaning specified in Section 8.01.

         "Existing Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of February 14, 2003, as amended and restated as of September 10, 2003 and as amended December 3, 2003 and February 25, 2004, among the Borrower, Deutsche Bank Securities Inc., as successor to JPMorgan Chase Bank, as administrative agent, and a syndicate of lenders.

         "Existing Indebtedness" means (a) the Existing Subordinated Indebtedness, (b) the Existing Credit Agreement, (c) the Apogent Credit Agreement, (d) the 2.50% Convertible Senior Notes due 2023 issued pursuant to that certain Indenture dated as of July 7, 2003 between the Borrower and J.P. Morgan Trust Company, National Association, as Trustee, (e) the 7 1/8% Senior Debt Securities due 2005 issued pursuant to that certain Indenture dated as of December 18, 1995 between the Borrower and J.P. Morgan Trust Company, National Association, as successor to Mellon Bank, N.A., as Trustee, (f) the Apogent CODES and (g) the 8% Senior Notes due 2011 issued pursuant to that certain Indenture dated as of April 4, 2001 between Apogent and The Bank of New York, as Indenture Trustee, in each case in an aggregate principal amount not to exceed that outstanding on the Closing Date.

         "Existing Letters of Credit" means the letters of credit set forth on
Schedule 2.04.

         "Existing Receivables Purchase Agreement" means that certain Amended and Restated Receivables Purchase Agreement dated as of February 14, 2003 among Cole-Parmer Instrument Company, Fisher Clinical Services Inc., Fisher Hamilton L.L.C. and Fisher Scientific Company L.L.C., as Originators, the Borrower, as Originator Agent and FSI Receivables Company LLC, as Buyer.

         "Existing Receivables Transfer Agreement" means that certain Receivables Transfer Agreement dated as of February 14, 2003 among FSI Receivables Company LLC, as Transferor, the Borrower, as Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank, National Association, individually, as Blue Ridge Agent and as Administrative Agent, Liberty Street Funding Corp. and The Bank of Nova Scotia, individually and as Liberty Street Agent, as amended by that certain First Amendment to Receivable Transfer Agreement dated as of February 12, 2004.

         "Existing Subordinated Indebtedness" means (a) the 8 1/8% Senior Subordinated Notes due 2012 issued pursuant to that certain Indenture dated as of April 24, 2002 between the Borrower and J.P. Morgan Trust Company, National Association, as Trustee, (b) the 8% Senior Subordinated Notes due 2013 issued pursuant to that certain Indenture dated as of August 20, 2003 between the Borrower and J.P. Morgan Trust Company, National Association, as Trustee, (c) the 3.25% Convertible Senior Subordinated Notes due March 1, 2024 issued pursuant to that certain Supplemental Indenture dated as of March 3, 2004 between the Borrower and J.P. Morgan Trust Company, National Association, as Trustee, and (d) the Apogent Senior Subordinated Notes, in each case in an aggregate principal amount not to exceed that outstanding on the Closing Date.

         "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by the Borrower or any of its Subsidiaries or any of their respective predecessors or Affiliates.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" means the letter agreement dated May 14, 2004 among the Borrower, the Administrative Agent and Banc of America Securities LLC.

         "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (a) such Lien is perfected and has priority over any other Lien on such Collateral (other than senior Liens permitted by Section 7.01) and (b) such Lien is the only Lien (other than Liens permitted by Section 7.01) to which such Collateral is subject; provided that, with respect to any Collateral in which a Lien is granted by the Borrower and the Guarantors pursuant to Section 6.13, such perfection and priority shall be subject to such exceptions as may be agreed between the Borrower and the Administrative Agent at the time such additional Lien is granted.

         "Fixed Rate Borrowing" means a Competitive Local Currency Borrowing comprised of Fixed Rate Competitive Local Currency Loans.

         "Fixed Rate Competitive Local Currency Loan" means any Competitive Local Currency Loan bearing interest at a fixed percentage rate per annum (expressed in the form of a decimal to no more than four decimal places) specified by the Revolving Lender making such Loan in its Competitive Bid.

         "Flood Hazard Property" means a Mortgaged Property or an Additional Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

         "Foreign Lender" has the meaning specified in Section 10.16(a)(i).

         "Foreign Subsidiary" means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

         "FRB" means the Board of Governors of the Federal Reserve System of the United States.

         "Fund" has the meaning specified in Section 10.07(g).

         "Funding Date" means the date of funding of a Loan.

         "GAAP" means generally accepted accounting principles in the United States.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Governmental Authorization" means any permit, license, registration, authorization, plan, directive, accreditation, consent, order or consent decree of or from, or notice to, any Governmental Authority.

         "Granting Lender" has the meaning specified in Section 10.07(h).

         "Guarantee" means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

         "Guarantors" means the Material Domestic Subsidiaries of the Borrower that execute and deliver a counterpart of the Guaranty on the Closing Date or from time to time thereafter pursuant to Section 6.12, provided that in no case shall any Material Domestic Subsidiary of Apogent be required to be a Guarantor hereunder; provided further that (a) the Borrower shall have the right, in its sole discretion, to designate any Subsidiary that is not a Material Domestic Subsidiary as a Guarantor, and such Subsidiary shall be a "Guarantor" for all purposes under this Agreement so long as the Borrower has not otherwise revoked, in its sole discretion, such designation and (b) the designation of any Guarantor designated as such pursuant to clause (a) of this proviso may only be revoked by the Borrower if all Dispositions and Restricted Payments made by the Borrower and any of its Subsidiaries to such Guarantor during the period such Guarantor was so designated would have been permitted hereunder if such Guarantor had been a non-Guarantor Subsidiary during such period.

         "Guaranty" means the Guaranty made by the Borrower and the Guarantors in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit E.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of similar nature regulated pursuant to any Environmental Law.

         "Honor Date" has the meaning specified in Section 2.04(c)(i).

         "Incremental Term Loan" has the meaning specified in Section 2.03.

         "Incremental Term Loan Amendment" has the meaning specified in Section 2.03.

         "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations of such Person under any Swap Contract;

                  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                  (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f) Capital Lease Obligations and Synthetic Lease Obligations; and

                  (g) all Guarantees of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Synthetic Lease Obligation as of any date shall be deemed to be the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Indemnified Liabilities" has the meaning specified in Section 10.05.

         "Indemnitees" has the meaning specified in Section 10.05.

         "Information" has the meaning specified in Section 10.08.

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Tranche A-1 Term Loan Maturity Date, the Tranche A-2 Term Loan Maturity Date, the Tranche B Term Loan Maturity Date or the Revolving Loan Maturity Date, as the case may be; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Tranche A-1 Term Loan Maturity Date, the Tranche A-2 Term Loan Maturity Date, the Tranche B Term Loan Maturity Date or the Revolving Loan Maturity Date, as the case may be.

         "Interest Period" means, (a) as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice (b) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request, (c) as to any Eurocurrency Competitive Local Currency Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request, which shall be the numerically corresponding day in the calendar month that is one, two, three, six or nine months thereafter and (d) as to any Negotiated Local Currency Borrowing, the period commencing on the date of such Borrowing and ending on a day mutually agreed upon by the applicable Lender and the applicable Borrower (which shall not be later than twelve months after the date of such Borrowing or any renewal thereof); provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Maturity Date;

                  (iv) no Interest Period with respect to any portion of the Tranche A-1 Term Loans shall extend beyond the Tranche A-1 Term Loan Maturity Date;

                  (v) no Interest Period with respect to any portion of the Tranche A-2 Term Loans shall extend beyond the Tranche A-2 Term Loan Maturity Date;

                  (vi) no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond the Tranche B Term Loan Maturity Date;

                  (vii) no Interest Period with respect to any portion of the Tranche A-1 Term Loans, the Tranche A-2 Term Loans or the Tranche B Term Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal of the Tranche A-1 Term Loans, the Tranche A-2 Term Loans or the Tranche B Term Loans, as the case may be, unless the sum of (i) the aggregate principal amount of such Term Loans that are Base Rate Loans plus (ii) the aggregate principal amount of such Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such Term Loans on such date.

         "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person,
(b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "IP Collateral" means the IP Rights owned by the Borrower and each Guarantor; provided that, with respect to any IP Collateral in which a Lien is granted by the Borrower and the Guarantors pursuant to Section 6.13, such IP Collateral shall be subject to such exceptions as may be agreed between the Borrower and the Administrative Agent at the time such additional Lien is granted.

         "IP Filing Office" means the United States Patent and Trademark Office, the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of the Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

         "IP Rights" has the meaning specified in Section 5.17.

         "IRS" means the United States Internal Revenue Service.

         "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

         "Issuer Documents" means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable

L/C Issuer and the Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to any such Letter of Credit.

         "Judgment Currency" has the meaning specified in Section 10.21.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances and codes, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders of, and agreements with, any Governmental Authority.

         "L/C Advance" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. All L/C Advances shall be denominated in Dollars.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

         "L/C Issuer" means, with respect to any Letter of Credit, the Revolving Lender that agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in Section 2.04(b)(ii).

         "L/C Obligations" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if as of any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes each L/C Issuer and the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Letters of Credit may be issued in Dollars or in a Local Currency.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by an L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is five days prior to the Revolving Loan Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Fee" has the meaning specified in Section 2.04(i).

         "Letter of Credit Sublimit" means an amount equal to the lesser of (a) $200,000,000 and (b) the Revolving Loan Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Loan Commitments.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

         "Loan" means an extension of credit by a Lender to the Borrower under
Article II in the form of a Committed Loan, Local Currency Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, each Issuer Document, the Fee Letter, the Guaranty and the Collateral Documents.

         "Loan Parties" means, collectively, the Borrower and each Guarantor.

         "Local Currency" means any currency other than Dollars as to which a Spot Rate may be calculated.

         "Local Currency Borrowing" means a Borrowing comprised of Local Currency Loans.

         "Local Currency Equivalent" means, as of any date of determination with respect to any amount in Dollars in relation to any specified Local Currency, the amount of such specified Local Currency that may be purchased with such amount of Dollars at the relevant Spot Rate on such date.

         "Local Currency Loan" means any Loan denominated in a Local Currency that is made by a Revolving Lender pursuant to Section 2.06. Each Local Currency Loan shall be either a Competitive Local Currency Loan or a Negotiated Local Currency Loan.

         "Local Currency Loan Exposure" means, as of any date of determination, the Dollar Equivalent of the aggregate principal amount of all outstanding Local Currency Loans at such time.

         "Local Currency Sublimit" means $200,000,000. The Local Currency Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Local Letter of Credit" means any Letter of Credit that provides for the payment of drawings in a Local Currency.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole; (b) an impairment of the ability of the Loan Parties, taken as a whole, to perform their material obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Material Domestic Subsidiary" means any Domestic Subsidiary that is a Material Subsidiary.

         "Material Foreign Subsidiary" means any Material Subsidiary if such Material Subsidiary is not a Domestic Subsidiary; provided that in no case shall FSWH II C.V. be a Material Foreign Subsidiary hereunder.

         "Material Real Property Asset" means a Real Property Asset located in the United States having a fair market value exceeding $5,000,000.

         "Material Subsidiary" means each Subsidiary of the Borrower now existing or hereafter acquired or formed by the Borrower which, on a consolidated basis for such Subsidiary and its Subsidiaries, (a) for the applicable Calculation Period accounted for more than 5% of the consolidated revenues of the Borrower and its Subsidiaries or (b) as of the last day of such Calculation Period, was the owner of more than 5% of the Consolidated Total Assets of the Borrower and its Subsidiaries; provided that in no event shall FSI Receivables Company LLC be a Material Subsidiary. In determining whether any Subsidiary is a Material Subsidiary, pro forma effect shall be given to any Acquired Business as if the acquisition of such Acquired Business had been made on the first day of such Calculation Period.

          "Merger" means the acquisition by the Borrower of all of the outstanding common stock of Apogent and the merger of Fox Merger Corporation into Apogent in accordance with the Merger Agreement and the Articles of Merger.

         "Merger Agreement" means that certain Amended and Restated Agreement and Plan of Merger dated as of April 16, 2004 by and among the Borrower, Apogent and Fox Merger Corporation.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Mortgage" means (a) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, or (b) at the Administrative Agent's option, in the case of an Additional Mortgaged Property, an amendment to an existing Mortgage, in form satisfactory to the Administrative Agent, adding such Additional Mortgaged Property to the Material Real Property Assets encumbered by such existing Mortgage. "Mortgages" means all such instruments, including any Additional Mortgages, collectively.

         "Mortgaged Properties" has the meaning specified in Schedule 6.13.

         "Mortgage Policies" has the meaning specified in Schedule 6.13.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "Negotiated Local Currency Loan" has the meaning assigned to such term in Section 2.06(b).

         "Negotiated Local Currency Loan Agreement" has the meaning assigned to such term in Section 2.06(b).

         "Non-Consenting Lender" has the meaning specified in Section 10.17.

         "Non-Extension Notice Date" has the meaning specified in Section 2.04(b)(iv).

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

         "Other Taxes" has the meaning specified in Section 3.01(b).

         "Outstanding Amount" means (a) with respect to any Loans as of any date of determination, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments thereof occurring on such date; and (b) with respect to any L/C Obligations as of any date of determination, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Overnight Rate" means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in a Local Currency, the rate of interest per annum at which overnight deposits in the applicable Local Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.

         "Participant" has the meaning specified in Section 10.07(d).

         "Participating Member State" means each state so described in any EMU Legislation.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means any transaction or series of related transactions for the acquisition by the Borrower or a Subsidiary of Equity Interests in a Person or assets constituting a division or line of business of a Person or of all or substantially all of the property of a Person if (a) the business or businesses engaged in by such Person, division or line of business are permitted by Section 7.07, (b) no Default has occurred and is continuing or would result therefrom, (c) all transactions related thereto are consummated in all material respects in accordance with applicable Laws, (d) in the case of an acquisition of Equity Interests in a Person, such Person shall become a direct or indirect Subsidiary of the Borrower, (e) all actions required to be taken, if any, with respect to each Subsidiary or asset resulting from such acquisition under Sections 6.12 and, to the extent applicable, 6.13(a) and (b) shall be taken, (f) the Borrower and the Subsidiaries are in compliance with the covenants contained in Sections 7.10(b) and (c) on a Pro Forma Basis, and (g) the Borrower has delivered to the Administrative Agent a certificate signed by a financial officer to the effect set forth in clauses (a), (b), (d) and (f) above, together with all relevant financial information for the Person or assets being acquired and, with respect to clause (f), including reasonably detailed calculations demonstrating compliance therewith; provided that clauses (f) and
(g) shall not apply to any such acquisition that involves a value of $50,000,000 or less.

         "Permitted Encumbrances" means:

         (a) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

         (c) Liens incurred or pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (d) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (e) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person, including those encumbrances listed on any Mortgage Policy;

         (f) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments; and

         (g) customary rights of setoff upon deposit accounts and securities accounts of cash in favor of banks or other depository institutions and securities intermediaries; provided that (i) such deposit account or securities account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower or any of its Subsidiaries owning the affected deposit account or other funds maintained with a creditor depository institution in excess of those set forth by regulations promulgated by the FRB or any foreign regulatory agency performing an equivalent function, and (ii) such deposit account or securities account is not intended by the Borrower or any of its Subsidiaries to provide collateral (other than such as is ancillary to the establishment of such deposit account or securities account) to the depository institution.

         "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

                  (b) marketable direct obligations issued by any state of the United States, or any political subdivision of any such state or any public instrumentality thereof, maturing within one year from the date of acquisition thereof and, at the time of acquisition, having either the highest, the second highest or the third-highest credit ratings obtainable (i.e., "A" or better) from S&P or Moody's;

                  (c) investments in commercial paper (i) maturing within one year from the date of acquisition thereof and (ii) (A) issued by any Lender (or the parent company of such Lender), (B) issued by any domestic office of any commercial bank (or the parent company of such bank) organized under the laws of the United States or any State thereof and rated, at the date of acquisition, at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's or (C) issued by, or guaranteed by, any industrial or financial company and having, at the date of acquisition, either the highest, the second-highest or the third-highest credit rating obtainable (i.e., "A" or better) from S&P or from Moody's;

                  (d) investments in Dollar-denominated certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any Lender or (ii) any domestic office of any commercial bank organized under the laws of the United States or any State thereof (or the holding company of such bank) whose short-term commercial paper (or that of its parent company) has the highest or second highest credit rating obtainable from S&P or from Moody's;

                  (e) investments in money market deposit accounts of which substantially all the assets are securities of the types described in clauses (c) through (d) of this definition; and

                  (f) in the case of investments by a Foreign Subsidiary, investments in certificates of deposit, banker's acceptances and time deposits maturing within twelve months from the date of acquisition thereof issued or guaranteed by or placed with any bank organized under the laws of Canada, Japan or any Member State of the European Union whose short-term commercial paper rating has the highest or the second-highest credit rating obtainable from S&P or from Moody's.

         "Permitted Receivables Financing" means any financing arrangement pursuant to which the Borrower or one or more of its Subsidiaries (or a combination thereof) realizes cash proceeds in respect of Receivables and Related Security by selling or otherwise transferring such Receivables and Related Security (on a non-recourse basis, other than Standard Securitization Undertakings) to one or more Receivables Subsidiaries, and such Receivables Subsidiary or Receivables Subsidiaries realize cash proceeds in respect of such Receivables and Related Security pursuant to a revolving committed financing arrangement; provided that (a) the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such financing arrangements and (b) the Borrower represents, in a certificate of a financial officer delivered to the Administrative Agent, that the terms and conditions of such financing arrangements are customary for accounts receivable securitization financings. It is understood that the financing arrangements provided for pursuant to the Existing Receivables Purchase Agreement and the Existing Receivables Transfer Agreement, as in effect on the Effective Date, constitute a Permitted Receivables Financing; provided that the proviso to the preceding sentence shall have been satisfied with respect thereto.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

         "Pledge Agreement" means the Pledge Agreement executed and delivered by the Borrower and the Pledgors (as such term is defined therein) in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit F.

         "Pledged Collateral" means, collectively, the "Pledged Collateral" as defined in the Pledge Agreement and, during any period that the Borrower and the Guarantors are required to provide additional security pursuant to Section 6.13, "Pledged Collateral" as defined in the Security Agreement.

         "Pro Forma Basis", with respect to any applicable determination of Consolidated EBITDA for any Calculation Period, means adjusting the calculation of Consolidated EBITDA for such Calculation Period (a) to include the Consolidated EBITDA of each Acquired Business (actually acquired or proposed to be acquired) prior to the date of determination of such Calculation Period and not subsequently sold, transferred or otherwise disposed of prior to the date of determination of such Calculation Period, based on (i) the Consolidated EBITDA of such Acquired Business for such Calculation Period (as if such Acquired Business was acquired on the first day of such Calculation Period) and (ii) giving pro forma effect, in the portion of such Calculation Period occurring prior to the date of acquisition of such Acquired Business, to identified cost savings from such Acquired Business, but only to the extent such cost savings would be permitted in a pro forma financial statement prepared in compliance with Regulation S-X, and (b) to exclude the Consolidated EBITDA of any Sold Business sold, transferred or otherwise disposed of prior to the date of determination of such Calculation Period, based on the Consolidated EBITDA of such Sold Business for such Calculation Period (as if such Sold Business was sold, transferred or otherwise disposed of on the first day of such Calculation Period). For purposes of determining the Consolidated EBITDA of an Acquired Business or Sold Business, references in the definitions of "Consolidated EBITDA" and "Consolidated Net Income" to the Borrower and its Subsidiaries shall be deemed to refer to such Acquired Business or Sold Business, as applicable.

         "Pro Rata Share" means (a) with respect to all payments, computations and other matters relating to the Tranche A-1 Term Loan Commitment or the Tranche A-1 Term Loan of any Lender, the percentage obtained by dividing (i) the Tranche A-1 Term Loan Exposure of that Lender by (ii) the aggregate Tranche A-1 Term Loan Exposure of all Lenders, (b) with respect to all payments, computations and other matters relating to the Tranche A-2 Term Loan Commitment or the Tranche A-2 Term Loan of any Lender, the percentage obtained by dividing
(i) the Tranche A-2 Term Loan Exposure of that Lender by (ii) the aggregate Tranche A-2 Term Loan Exposure of all Lenders, (c) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (i) the Tranche B Term Loan Exposure of that Lender by (ii) the aggregate Tranche B Term Loan Exposure of all Lenders, (d) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein deemed purchased by any Lender or any participations in any Swing Line Loans deemed purchased by any Lender, the percentage obtained by dividing (i) the Revolving Loan Exposure of that Lender by (ii) the aggregate Revolving Loan Exposure of all Lenders, and (e) for all other purposes with respect to each Lender, the percentage obtained by dividing (i) the sum of the Tranche A-1 Term Loan Exposure of that Lender plus the Tranche A-2 Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (ii) the sum of the aggregate Tranche A-1 Term Loan Exposure of all Lenders plus the aggregate Tranche A-2 Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted by Section
10.07. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

         "Real Property Asset" means any interest owned by any Loan Party (other than any Foreign Subsidiary) in any real property.

         "Receivable" means an Account owing to the Borrower or any Subsidiary, whether now existing or hereafter arising, together with all cash collections and other cash proceeds in respect of such Account, including all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

         "Receivables Financing Debt" means, as of any date of determination with respect to any Permitted Receivables Financing, the amount of the outstanding Receivables subject to such Permitted Receivables Financing that would be required to discharge all principal obligations to financing parties (and would not be returned, directly or indirectly, to the Borrower) if all such Receivables were to be collected at such date in accordance with their respective terms and such Permitted Receivables Financing were to be terminated at such date.

         "Receivables Subsidiary" means a wholly-owned Subsidiary of the Borrower that does not engage in any activities other than participating in one or more Permitted Receivables Financings and activities incidental thereto; provided that (a) such Subsidiary does not have any Indebtedness other than (i) Indebtedness incurred pursuant to a Permitted Receivables Financing owed to financing parties supported by Receivables and Related Security and (ii) Subordinated Receivables Transfer Debt and (b) neither the Borrower nor any Guarantors have any Indebtedness or other obligation of such Subsidiary, other than Standard Securitization Undertakings.

         "Register" has the meaning specified in Section 10.07(c).

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person's Affiliates.

         "Related Security" means, with respect to any Receivable:

                  (a) all of the Borrower's or the applicable Subsidiary's right, title and interest in and to any goods, the sale of which gave rise to such Receivable;

                  (b) all security pledged, assigned, hypothecated or granted to or held by the Borrower or the applicable Subsidiary to secure such Receivable;

                  (c) all guaranties, endorsements and indemnifications on, or of, any Receivable or any of the foregoing (other than by the Borrower or any Subsidiary that is not a Receivables Subsidiary);

                  (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith;

                  (e) all books, records, ledger cards and invoices related to such Receivable or any of the foregoing, whether maintained electronically, in paper form or otherwise;

                  (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers;

                  (g) all credit information, reports and memoranda relating thereto;

                  (h) all other writings related thereto; and

                  (i) all proceeds of any of the foregoing.

         "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, (c) with respect to a Swing Line Loan, a Swing Line Loan Notice, (d) with respect to a Negotiated Local Currency Loan, any notice given pursuant to Section 2.06(b), and (e) with respect to a Competitive Local Currency Loan, a Competitive Bid Request.

         "Required Class Lenders" means, at any time of determination (a) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders, (b) for the Class of Lenders having Tranche

A-1 Term Loan Exposure, Lenders having or holding more than 50% of the aggregate Tranche A-1 Term Loan Exposure of all Lenders, (c) for the Class of Lenders having Tranche A-2 Term Loan Exposure, Lenders having or holding more than 50% of the aggregate Tranche A-2 Term Loan Exposure of all Lenders, (d) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 50% of the aggregate Tranche B Term Loan Exposure of all Lenders, and
(e) for the Class of Lenders having Local Currency Loan Exposure, Lenders having or holding more than 50% of the aggregate Local Currency Loan Exposure of all Lenders.

         "Required Lenders" means, as of any date of determination, Lenders having or holding more than 50% of the sum of the aggregate Tranche A-1 Term Loan Exposure of all Lenders plus the aggregate Tranche A-2 Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders; provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Responsible Officer" means the chief executive officer, vice chairman, president, chief financial officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of the Borrower or any Subsidiary, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests, or (c) any prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

         "Revolving Lender" means a Lender that has a Revolving Loan Commitment and/or that has an outstanding Revolving Loan.

         "Revolving Loan Commitment" means, as to each Revolving Lender, its commitment to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(d), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth under the heading "Revolving Loan Commitment" opposite such Revolving Lender's name on Schedule
2.01 or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and "Revolving Loan Commitments" means such commitments of all Revolving Lenders in the aggregate; provided that, except with respect to calculations of fees pursuant to Section 2.12, until the conditions set forth in Section 4.03 are satisfied, the Revolving Loan Commitments shall be deemed to be $190,000,000.

         "Revolving Loan Exposure", with respect to any Revolving Lender, means, as of any date of determination (a) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment, and (b) after the termination of the Revolving Loan Commitments, the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (ii) in the event that Lender is an Issuing Lender, the aggregate L/C Obligations in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any Unreimbursed Amounts thereunder) plus (iii) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (iv) in the case of the Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any assignments thereof purchased by other Revolving Lenders) plus (v) the aggregate amount of all assignments purchased by that Lender in any outstanding Swing Line Loans.

         "Revolving Loan Maturity Date" means August 2, 2009.

         "Revolving Loans" means the Loans made by the Revolving Lenders to the Borrower pursuant to Section 2.01(d).

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in a Local Currency, same day or other funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Local Currency.

         "Screen Rate" means, for any Interest Period:

         (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; or

         (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "SEC" means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Security Agreement" means a security agreement that may be executed and delivered from time to time pursuant to Section 6.13(a) by the Borrower and the Guarantors in favor of the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent in its reasonable discretion.

         "Sold Business" means any material Person, property, business or asset sold, transferred or otherwise disposed of by the Borrower or any Subsidiary, other than in the ordinary course of business.

         "SPC" has the meaning specified in Section 10.07(h).

         "Spot Rate" for a currency means the rate determined by the Administrative Agent or the applicable L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the applicable L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in a Local Currency.

         "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities made by the Borrower or any of the Subsidiaries in connection with a Permitted Receivables Financing that are customary for accounts receivables securitization financings; provided that Standard Securitization Undertakings shall not include any Guarantee or any Indebtedness or collectability of any Receivables.

         "Subordinated Indebtedness" means (a) the Existing Subordinated Indebtedness, and (b) any Indebtedness of the Borrower incurred from time to time and subordinated in right of payment to the Obligations.

         "Subordinated Receivables Transfer Debt" means Indebtedness of a Receivables Subsidiary owed to the Borrower or another Subsidiary and incurred to finance the purchase of Receivables and Related Security from the Borrower or another Subsidiary in connection with a Permitted Receivables Financing; provided that all proceeds of such Indebtedness are applied by such Receivables Subsidiary to pay the purchase price of such Receivables and Related Security.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Supplemental Collateral Agent" has the meaning specified in Section 9.01(c).

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower and its Subsidiaries shall be a Swap Contract.

         "Swap Counterparty" has the meaning specified in the Pledge Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.05.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to Section 2.05.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.05(a).

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $100,000,000 and (b) the Revolving Loan Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Loan Commitments.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

         "Taxes" has the meaning specified in Section 3.01(a).

         "Term Loan Maturity Date" means the earlier of the Tranche A-1 Term Loan Maturity Date, the Tranche A-2 Term Loan Maturity Date or the Tranche B Term Loan Maturity Date.

         "Term Loans" means, collectively, the Tranche A-1 Term Loans, the Tranche A-2 Term Loans, the Tranche B Term Loans and the Incremental Term Loans.

         "Threshold Amount" means $40,000,000.

         "Title Company" means one or more title insurance companies reasonably satisfactory to the Administrative Agent.

         "Total Outstandings" means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

         "Total Utilization of Revolving Loan Commitments" means, as of any date of determination, the sum of (a) the aggregate principal amount of all outstanding Revolving Loans plus (b) the aggregate principal amount of all outstanding Swing Line Loans plus (c) the L/C Obligations plus (d) the Local Currency Loan Exposure.

         "Tranche A-1 Term Loan Commitment" means the commitment of a Lender to make Tranche A-1 Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount, if any, set forth under the heading "Tranche A-1 Term Loan Commitment" opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and "Tranche A-1 Term Loan Commitments" means such commitments of all Lenders in the aggregate.

         "Tranche A-1 Term Loan Exposure", with respect to any Lender, means, as of any date of determination (a) prior to the funding of the Tranche A-1 Term Loans, that Lender's Tranche A-1 Term Loan Commitment, and (b) after the funding of the Tranche A-1 Term Loans, the outstanding principal amount of the Tranche A-1 Term Loan of that Lender.

         "Tranche A-1 Term Loan Maturity Date" means August 2, 2009.

         "Tranche A-1 Term Loans" means the Loans made by the Lenders to the Borrower pursuant to Section 2.01(a).

         "Tranche A-2 Term Loan Commitment" means the commitment of a Lender to make Tranche A-2 Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount, if any, set forth under the heading "Tranche A-2 Term Loan Commitment" opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and "Tranche A-2 Term Loan Commitments" means such commitments of all Lenders in the aggregate.

         "Tranche A-2 Term Loan Exposure", with respect to any Lender, means, as of any date of determination (a) prior to the funding of the Tranche A-2 Term Loans, that Lender's Tranche A-2 Term Loan Commitment, and (b) after the funding of the Tranche A-2 Term Loans, the outstanding principal amount of the Tranche A-2 Term Loan of that Lender.

         "Tranche A-2 Term Loan Maturity Date" means August 2, 2009.

         "Tranche A-2 Term Loans" means the Loans made by the Lenders to the Borrower pursuant to Section 2.01(b).

         "Tranche B Term Loan Commitment" means the commitment of a Lender to make Tranche B Term Loans to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount, if any, set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

         "Tranche B Term Loan Exposure", with respect to any Lender, means, as of any date of determination (a) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment and (b) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

         "Tranche B Term Loan Maturity Date" means August 2, 2011.

         "Tranche B Term Loans" means the Loans made by the Lenders to the Borrower pursuant to Section 2.01(c).

         "Type" means, with respect to a Committed Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "United States" and "U.S." mean the United States of America.

         "Unreimbursed Amount" has the meaning specified in Section 2.04(c)(i).

         1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 ACCOUNTING TERMS.

         (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) If at any time any material change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein.

         1.04 ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the

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

other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 REFERENCES TO AGREEMENTS AND LAWS. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

         1.06 CHANGE OF CURRENCY.

         (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Committed Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Committed Borrowing, at the end of the then current Interest Period.

         (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

         (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

         1.07 TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

         1.08 LETTER OF CREDIT AMOUNTS. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the Dollar Equivalent of the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Issuer Documents related thereto, whether or not such maximum face amount is in effect at such time.

                                   ARTICLE II.
                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 COMMITTED LOANS. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan a "Committed Loan") in Dollars as follows:

         (a) Each Lender that has a Tranche A-1 Term Loan Commitment severally agrees to lend to the Borrower on the Closing Date an amount not exceeding its Tranche A-1 Term Loan Commitment. The aggregate amount of the Tranche A-1 Term Loan Commitments is $250,000,000. The Borrower may make only one borrowing under the Tranche A-1 Term Loan Commitments. Amounts borrowed under this Section 2.01(a) and subsequently repaid or prepaid may not be reborrowed. Tranche A-1 Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         (b) Each Lender that has a Tranche A-2 Term Loan Commitment severally agrees to lend to the Borrower, on any Business Day after the conditions set forth in Section 4.03 have been satisfied through and including December 31, 2004, an amount not exceeding its Tranche A-2 Term Loan Commitment. The aggregate amount of the Tranche A-2 Term Loan Commitments is $300,000,000. Each Lender's Tranche A-2 Term Loan Commitment shall expire immediately and without further action on December 31, 2004 if the Tranche A-2 Term Loans are not made on or before that date. The Borrower may make only one borrowing under the Tranche A-2 Term Loan Commitments. Amounts borrowed under this Section 2.01(b) and subsequently repaid or prepaid may not be reborrowed. Tranche A-2 Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         (c) Each Lender that has a Tranche B Term Loan Commitment severally agrees to lend to the Borrower on the Closing Date an amount not exceeding its Tranche B Term Loan Commitment. The aggregate amount of the Tranche B Term Loan Commitments is $150,000,000. The Borrower may make only one borrowing under the Tranche B Term Loan Commitments. Amounts borrowed under this Section 2.01(c) and subsequently repaid or prepaid may not be reborrowed. Tranche B Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         (d) Each Revolving Lender severally agrees to make Revolving Loans to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender's Revolving Loan Commitment; provided, however, that after giving effect to any Revolving Loan, (i) the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments, and
(ii) the sum of (A) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus (B) such Revolving Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus (C) such Revolving Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender's Revolving Loan Commitment. The original aggregate amount of the Revolving Loan Commitments is $500,000,000; provided, however, that the Borrower shall not request, and no Lender shall make, any Revolving Loans that would result in the Total Utilization of Revolving Loan Commitments exceeding $190,000,000 until the conditions set forth in Section 4.03 have been satisfied. Within the limits of this Section 2.01(d), and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this Section 2.01(d), prepay Revolving Loans under Section 2.08, and reborrow Revolving Loans under this Section 2.01(d). Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         2.02 BORROWINGS, CONVERSIONS AND CONTINUATIONS OF COMMITTED LOANS.

         (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 (in the case of a Term Loan Borrowing) or $2,500,000 in the case of a Revolving Borrowing or, in either case, a whole multiple of $100,000 in excess thereof. Except as provided in Sections 2.04(c) and 2.05(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day),
(iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of, Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice (the "Borrowing Date"). Upon satisfaction of the applicable conditions set forth in
Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section
4.01 or, if such Borrowing is a Tranche A-2 Term Loan Borrowing or a

Borrowing of Revolving Loans or Swing Line Loans that would result in the Total Utilization of Revolving Loan Commitments exceeding $190,000,000, Section 4.03), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the applicable Borrowing Date, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans and third, to the Borrower as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Committed Loans.

         2.03 INCREMENTAL TERM LOANS.

         (a) Subject to the terms and conditions set forth herein, the Borrower may by notice to the Administrative Agent incur at any time and from time to time after the Closing Date one or more tranches of additional terms loans ("Incremental Term Loans") from one or more existing Lenders and/or other Persons that are Eligible Assignees (any such other Person being an "Additional Lender") that, in each case, agrees to make such Loans to the Borrower; provided that (i) no Default shall have occurred and be continuing at the time such Incremental Term Loan is incurred or after giving effect thereto and (ii) after giving effect to the incurrence of such Incremental Term Loan and the receipt and application of the proceeds therefrom, the Borrower shall be in compliance with Section 7.10 (as determined on a pro forma basis). Each such notice shall set forth the date in which the Borrower proposed that the Incremental Term Loans shall become effective, the requested amount and proposed terms of the relevant Incremental Term Loans.

         (b) Each tranche of Incremental Term Loans:

                  (i) shall be in an aggregate principal amount of not less than $25,000,000;

                  (ii) shall rank pari passu in all respects to the Term Loans and Revolving Loans;

                  (iii) shall not have a final maturity earlier than the Term Loan Maturity Date (but may, subject to clause (iv) below, have amortization prior to such date);

                  (iv) shall have a weighted average life of not less than that of the Tranche B Term Loans; and

                  (v) except as set forth above, shall be treated substantially the same as, and in any event no more favorably than, the Term Loans (in each case, including with respect to voluntary prepayments and financial covenants); provided that (A) the terms and conditions applicable to Incremental Term Loans maturing after the Term Loan Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Term Loan Maturity Date and (B) the Incremental Term Loans may be priced differently than the other Term Loans.

         (c) The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrower's notice of its request to incur Incremental Term Loans. Each existing Lender shall then be afforded the opportunity, but shall not be required, to provide a ratable share (including a share of any Incremental Term Loans not subscribed to by other existing Lenders) of such Incremental Term Loans. In the event that the existing Lenders provide commitments in an aggregate amount less than the total amount of Incremental Term Loans requested by the Borrower, the Borrower may arrange for one or more Additional Lenders to extend commitments to provide Incremental Term Loans in an aggregate amount equal to the unsubscribed amount. Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an amendment (an "Incremental Term Loan Amendment") to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender (which shall upon execution thereof become Lenders hereunder if not theretofore Lenders), if any, and the Administrative Agent. Such amendment shall set forth any terms and conditions of the Incremental Term Loans not covered by this Agreement as agreed by the Borrower, such Lenders and the Administrative Agent, with such amendment to be in form and substance reasonably acceptable to Administrative Agent and consistent with the terms of this Section 2.03 and of the other provisions of this Agreement. The effectiveness of any Incremental Term Loan Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (it being understood that all references to "the date of such Credit Extension" in Section 4.02 shall be deemed to refer to the effective date of such Incremental Term Loan Amendment) and such other conditions as the parties thereto shall agree. Notwithstanding the foregoing, no consent of any Lender (other than any Lender making Incremental Term Loans) is required to permit the Incremental Term Loans contemplated by this Section or the aforesaid amendment to effectuate the Incremental Term Loans.

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

         2.04 LETTERS OF CREDIT.

         (a) The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Local Currencies for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments, (y) the sum of (1) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus (2) such Revolving Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus (3) such Revolving Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender's Revolving Loan Commitment, and (z) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) No L/C Issuer shall issue any Letter of Credit, if:

                           (A) subject to Section 2.04(b)(iv), the expiry date
                  of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Class Lenders have approved such expiry date; or

                           (B) the expiry date of such requested Letter of
                  Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date.

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

                  (iii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain the applicable L/C Issuer from issuing such Letter of Credit, or any Law applicable to the applicable L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the applicable L/C Issuer shall prohibit, or request that the applicable L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the applicable L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the applicable L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the applicable L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the applicable L/C Issuer in good faith deems material to it;

                           (B) the issuance of such Letter of Credit would
                  violate any Laws or one or more policies of the applicable L/C Issuer;

                           (C) except as otherwise agreed by the Administrative
                  Agent and the L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or a Local Currency;

                           (D) the L/C Issuer does not as of the issuance date
                  of such requested Letter of Credit issue Letters of Credit in the requested currency; and

                           (E) a default of any Revolving Lender's obligations
                  to fund under Section 2.04(c) exists or any Revolving Lender is at such time a Defaulting Lender hereunder, unless the applicable L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the applicable L/C Issuer's risk with respect to such Revolving Lender.

                  (iv) No L/C Issuer shall amend any Letter of Credit if the applicable L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

                  (v) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) the applicable L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                  (vi) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (a) provided to the Administrative Agent in
         Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term

         "Administrative Agent" as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (b) as additionally provided herein with respect to such L/C Issuer.

                  (vii) Each L/C Issuer shall provide (promptly after the end of each month) to the Administrative Agent a report as of the last Business Day of such month showing the amount of all Letters of Credit of such L/C Issuer outstanding during such month.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application shall be delivered to the applicable L/C Issuer and the Administrative Agent reasonably in advance of the requested date of issuance or amendment. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the applicable L/C Issuer may require. Additionally, the Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the Administrative Agent may require.

                  (ii) Upon receipt by a Revolving Lender of a Letter of Credit Application pursuant to Section 2.04(b)(i) requesting the issuance of a Letter of Credit, (A) such Revolving Lender may be the L/C Issuer with respect to such Letter of Credit, notwithstanding the fact that the L/C Obligations with respect to such Letter of Credit and with respect to all other Letters of Credit issued by such Revolving Lender, when aggregated with its outstanding Revolving Loans and Swing Line Loans, may exceed the amount of its Revolving Loan Commitment then in effect; and (B) such Revolving Lender shall promptly notify the Borrower and the Administrative Agent whether or not, in such Revolving Lender's sole discretion, it has elected to issue such Letter of Credit, and (1) if such Revolving Lender so elects to issue such Letter of Credit it shall be the L/C Issuer with respect thereto and (2) if such Revolving Lender fails to so promptly notify the Borrower and the Administrative Agent or declines to issue such Letter of Credit, the Borrower may request Bank of America, in its capacity as a Revolving

         Lender, or another Revolving Lender to be the L/C Issuer with respect to such Letter of Credit in accordance with the provisions of this
         Section 2.04(b).

                  (iii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the applicable L/C Issuer will provide the Administrative Agent with a copy thereof. After receipt by the applicable L/C Issuer of notice from the Administrative Agent that the applicable conditions contained in Article IV are then satisfied (such conditions, for the avoidance of doubt, being inapplicable to any such amendment that does not constitute an L/C Credit Extension), then, subject to the terms and conditions hereof, the applicable L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the applicable L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender's Pro Rata Share times the amount of such Letter of Credit.

                  (iv) If the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. The Borrower shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall not permit any such extension if (A) the applicable L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.04(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Class Lenders have elected not to permit such extension,
         (2) from the Administrative Agent, any Revolving Lender, the Borrower or any other Loan Party that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.

                  (v) If any Letter of Credit contains provisions providing for automatic reinstatement of the stated amount after any drawing thereunder, (A) unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement, and
         (B) the Administrative Agent and the Revolving Lenders hereby authorize and direct the L/C Issuer to permit such automatic reinstatement, whether or not a Default then exists, unless the L/C Issuer has received a notice (which may be by telephone or in writing) on or before the day that is two Business Days before the reinstatement date from the Administrative Agent, the Required Class Lenders, the Borrower or any other Loan Party that one or more of the applicable conditions specified in Article IV is not then satisfied and directing the L/C Issuer to cease permitting such automatic reinstatement of such Letter of Credit.

                  (vi) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.

                  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in a Local Currency, the Borrower shall reimburse the applicable L/C Issuer in such Local Currency, unless (A) the applicable L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified the applicable L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse the applicable L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in a Local Currency, the applicable L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 12:00 noon on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in a Local Currency (each such date, an "Honor Date"), the Borrower shall reimburse the applicable L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Borrower fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in a Local Currency) (the "Unreimbursed Amount"), and the amount of such Revolving Lender's Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Loan Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this
         Section 2.04(c)(i) may be given by telephone if promptly confirmed in writing; provided that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Revolving Lender (including the Revolving Lender acting as the L/C Issuer) shall upon any notice pursuant to Section 2.04(c)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent's Office for Dollar-denominated payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars, or if requested by the applicable L/C Issuer, the equivalent amount thereof in a Local Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined as of such funding date) for the purchase of such Local Currency with Dollars.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender's payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.04.

                  (iv) Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.04(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest payable by the Borrower in respect of such Revolving Lender's Pro Rata Share of such amount shall be solely for the account of the applicable L/C Issuer.

                  (v) Each Revolving Lender's obligation to make Revolving Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the applicable L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender's obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by the applicable L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in
         Section 2.04(c)(ii), the applicable L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the applicable L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d) Repayment of Participations.

                  (i) At any time after the applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender's L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of the applicable L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned under any of the circumstances described in
         Section 10.06 (including pursuant to any settlement entered into by the applicable L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the applicable L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

         (e) Obligations Absolute. The obligation of the Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

                  (v) any adverse change in the relevant exchange rates or in the availability of the relevant Local Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or

                  (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the applicable L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the applicable L/C Issuer shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders, the Required Lenders or Required Class Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the applicable L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the applicable L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the applicable L/C Issuer, and the applicable L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the applicable L/C Issuer's willful misconduct or gross negligence or the applicable L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the applicable L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the applicable L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral.

                  (i) Upon the request of the Administrative Agent, (A) if the applicable L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (B) if, as of the Letter of Credit Expiration Date, any Letter of Credit for any reason remains outstanding and partially or wholly undrawn, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be).

                  (ii) In addition, if the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrower shall Cash Collateralize the L/C Obligations in an amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit.

                  (iii) The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

                  (iv) Sections 2.08 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this
         Section 2.04, Section 2.09 and Section 8.02(c), "Cash Collateralize" means to pledge and deposit with or deliver to the

         Administrative Agent, for the benefit of the applicable L/C Issuer and the Revolving Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative and Agent and the applicable L/C Issuer (which documents are hereby consented to by the Revolving Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the applicable L/C Issuer and the Revolving Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Share, in Dollars, a Letter of Credit fee (the "Letter of Credit Fee") for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to each L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued by such L/C Issuer at the rate per annum, in the case of Bank of America, in its capacity as L/C Issuer, specified in the Fee Letter and in the case of any other L/C Issuer, as may be agreed between the Borrower and such L/C Issuer, in each case, computed on the Dollar Equivalent of the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such fronting fee shall be computed on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

         2.05 SWING LINE LOANS.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, to make loans (each such loan, a "Swing Line Loan") to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Loans and L/C Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender's Revolving Loan Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender's Revolving Loan Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow Swing Line Loans under this Section 2.05, prepay Swing Line Loans under Section 2.08, and reborrow Swing Line Loans under this
Section 2.05. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender's Pro Rata Share of the Revolving Loan Commitments times the amount of such Swing Line Loan.

         (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing

Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of
Section 2.05(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

         (c) Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Base Rate Revolving Loan in an amount equal to such Revolving Lender's Pro Rata Share of the Revolving Loan Commitments of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Loans Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.05(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Revolving Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason the Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.05(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such

         Revolving Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Revolving Lender's obligation to make Base Rate Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender's obligation to make Committed Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

         (d) Repayment of Participations.

                  (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's risk participation was funded) in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on its Swing Line Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.05 to refinance such Revolving Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         2.06 LOCAL CURRENCY LOANS.

         (a) General. Subject to the terms and conditions set forth herein, the Borrower may borrow Local Currency Loans in the form of Competitive Local Currency Loans, Negotiated Local Currency Loans or any combination thereof; provided that on the date of the proposed borrowing and after giving effect thereto (i) the Local Currency Loan Exposure shall not exceed the Local Currency Sublimit and (ii) the Total Utilization of Revolving Loan Commitments shall not exceed the total Revolving Commitments. Upon satisfaction of the applicable conditions set forth in Article IV, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (A) crediting the account of the Borrower in an account designated by the Administrative Agent in respect of the applicable Local Currency with the amount of such funds or (B) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. All Local Currency Loans shall be subject to the terms and conditions of this Agreement and, in the event of any inconsistency between the terms of this Agreement and the terms of any Negotiated Local Currency Loan Agreement, the terms of this Agreement shall prevail.

         (b) Negotiated Local Currency Loans. Subject to the terms and conditions set forth herein, upon the request of the Borrower, a Revolving Lender may, in its sole discretion, make a Loan (a "Negotiated Local Currency Loan") to the Borrower; provided that such Negotiated Local Currency Loan shall
(i) be denominated in a Local Currency, (ii) mature within one year after the date such Negotiated Local Currency Loan is made (subject to the right of such Revolving Lender and the Borrower to agree to extend such maturity at any time to a date within one year after the date of such maturity or extension) and in any event shall mature on or prior to the Revolving Loan Maturity Date, (iii) be in an aggregate principal amount the Dollar Equivalent of which, on the date such Negotiated Local Currency Loan is made, is $100,000 or a whole multiple of $100,000 and (iv) otherwise comply with the applicable requirements of this Agreement. For purposes of subclause (iii) above, a Negotiated Local Currency Loan may be aggregated with other Negotiated Local Currency Loans being made by other Revolving Lenders on the same date in the same Local Currency and with the same maturity. Prior to making any Negotiated Local Currency Loan, the Revolving Lender making such Negotiated Local Currency Loan shall deliver a written notice to the Administrative Agent (countersigned or acknowledged by the Borrower), to be received by the Administrative Agent not later than 12:00 noon three Business Days (or, solely in the case of Local Currency Borrowings denominated in Japanese Yen, four Business Days) before a proposed Negotiated Local Currency Borrowing specifying (A) the aggregate principal amount of such Negotiated Local Currency Loan expressed in Dollars (which shall comply with subclause (iii) above) and expressed in the applicable units of Local Currency (determined by such Revolving Lender based on the Spot Rate), (B) the date on which such Negotiated Local Currency Loan is to be made and (C) the interest rate (or basis for determining the interest rate) and maturity of such Negotiated Local Currency Loan. Thereafter, such Revolving Lender shall notify the Administrative Agent of each payment received in respect of such Negotiated Local Currency Loan and of any change in the interest rate or maturity of such Negotiated Local Currency Loan or any other terms of such Negotiated Local

Currency Loan. Such Revolving Lender also shall deliver to the Administrative Agent copies of any agreements and other documents ("Negotiated Local Currency Loan Agreements") entered into with the Borrower or any other Loan Party in connection with such Negotiated Local Currency Loan, as well as all amendments and modifications thereto.

         (c) Competitive Local Currency Loans.

                  (i) Subject to the terms and conditions set forth herein, upon the request of the Borrower, a Revolving Lender may, in its sole discretion, make a Loan (a "Competitive Local Currency Loan") in the form of a Eurocurrency Competitive Local Currency Loan or a Fixed Rate Competitive Local Currency Loan; provided that (A) no Competitive Local Currency Loan shall be requested or made hereunder if after giving effect thereto any of the conditions applicable to Revolving Loans set forth in Article IV not be met, (B) each Competitive Local Currency Loan shall be made pursuant to the procedures set forth in the following paragraphs of this Section 2.06(c) and (C) the amount of any Competitive Local Currency Loan shall be funded in the applicable Local Currency.

                  (ii) In order to request Competitive Bids, the Borrower shall deliver by hand or by facsimile to the Administrative Agent a duly completed Competitive Bid Request appropriately completed and signed by a Responsible Officer, to be received by the Administrative Agent not later than 12:00 noon four Business Days (or, solely in the case of Local Currency Borrowings denominated in Japanese Yen, five Business
         Days) before a proposed Competitive Local Currency Borrowing. A Competitive Bid Request that does not conform substantially to the format of Exhibit J may be rejected in the Administrative Agent's sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by facsimile. Each Competitive Bid Request shall refer to this Agreement and specify (1) whether the Borrowing then being requested is to be a Eurocurrency Competitive Local Currency Borrowing or a Fixed Rate Borrowing, (2) the requested currency of such Borrowing, which must be a Local Currency, (3) the date of such Borrowing (which shall be a Business Day) and the aggregate principal amount thereof, which shall be expressed in the applicable Local Currency in an amount not less than the Local Currency Equivalent of $100,000 or a whole multiple of $100,000, (4) the Interest Period with respect thereto (which shall be a period contemplated by the definition of the term "Interest Period" and may not end after the Revolving Loan Maturity Date), (5) the maturity date of such Competitive Local Currency Borrowing, which shall be the last day of the Interest Period with respect to such Competitive Local Currency Borrowing and (6) the location and number of the Borrower's account to which funds are to be disbursed (which must comply with Section 2.02), and such Competitive Bid Request shall be signed by the Borrower. Promptly after its receipt of a conforming Competitive Bid Request, the Administrative Agent shall deliver by facsimile to the Revolving Lenders a Notice of Competitive Bid Request substantially in the form of Exhibit K inviting the Revolving Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Local Currency Loans.

                  (iii) Each Competitive Bid by a Revolving Lender must be received by the Administrative Agent by facsimile not later than 12:00 noon three Business Days (or, solely in the case of Local Currency Borrowings denominated in Japanese Yen, four Business Days) before the proposed Competitive Local Currency Borrowing. A Revolving Lender may submit multiple bids to the Administrative Agent. Competitive Bids that do not conform substantially to the format of Exhibit H may be rejected by the Administrative Agent, and the Administrative Agent shall notify the Revolving Lender making such nonconforming bid of such rejection as promptly as practicable. Each Competitive Bid shall refer to this Agreement and specify (1) the principal amount (which shall be expressed in the applicable Local Currency in a minimum principal amount the Dollar Equivalent of which is $100,000 or a whole multiple of units of the relevant Local Currency the Dollar Equivalent of which is $100,000 and which may equal the entire principal amount of the Competitive Local Currency Borrowing requested) of the Competitive Local Currency Loan or Loans that the Revolving Lender is willing to make, (2) the Applicable Eurocurrency Margin or fixed rate of interest at which the Revolving Lender is prepared to make the Competitive Local Currency Loan or Loans and (3) the Interest Period and the last day thereof. If the Administrative Agent shall not have received a Competitive Bid from any Revolving Lender by the time required above, such Revolving Lender shall be deemed to have elected not to make a Competitive Bid; provided that failure by any Revolving Lender to give such notice shall not cause such Revolving Lender to be obligated to make any Competitive Local Currency Loan as part of such Competitive Local Currency Borrowing. A Competitive Bid submitted by a Revolving Lender pursuant to this paragraph (iii) shall be irrevocable.

                  (iv) The Administrative Agent shall notify the Borrower, by facsimile, of all the Competitive Bids made, the Applicable Eurocurrency Margin or fixed rate of interest for each Competitive Bid, the principal amount and the Interest Period (including the last day thereof) of each Competitive Local Currency Loan in respect of which a Competitive Bid was made and the identity of the Revolving Lender that made each Competitive Bid, by not later than 3:30 p.m. three Business Days (or, solely in the case of Local Currency Borrowings denominated in Japanese Yen, four Business Days) before the Competitive Local Currency Borrowing. The Administrative Agent shall send a copy of all Competitive Bids to the Borrower for its records as promptly as practicable after completion of the bidding process set forth in this
         Section 2.06(c).

                  (v) The Borrower may in its sole discretion, subject only to the provisions of this paragraph (v), accept or reject any Competitive Bid referred to in paragraph (iv) above. The Borrower shall notify the Administrative Agent by telephone, confirmed by facsimile (which shall be signed by the Borrower) in a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any or all of the Competitive Bids referred to in paragraph (iv) above not more than one hour after it shall have been notified of all such Competitive Bids by the Administrative Agent pursuant to such paragraph
         (iv); provided that (A) the failure of the Borrower to give such notice shall be deemed to be a rejection of all the Competitive Bids referred to in paragraph (iv) above, (B) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if it has decided to reject a Competitive Bid made at a lower Competitive Bid Rate, (C) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (D) if the Borrower shall accept a Competitive Bid or Competitive Bids made at a particular Competitive Bid Rate but the amount of such Competitive Bid or Competitive Bids shall cause the total amount of Competitive Bids to be accepted to exceed the amount specified in the Competitive Bid Request, then the Borrower shall accept a portion of such Competitive Bid or Competitive Bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate, and
         (E) except pursuant to clause (D) above, no Competitive Bid shall be accepted for a Competitive Local Currency Loan unless such Competitive Local Currency Loan is in a minimum principal amount the Dollar Equivalent of which is $100,000, and in a whole multiple of units of the relevant Local Currency the Dollar Equivalent of which is $100,000; provided further that if a Competitive Local Currency Loan must be in an amount the Dollar Equivalent of which is less than $100,000 because of the provisions of clause (D) above, such Competitive Local Currency Loan may be for a minimum amount the Dollar Equivalent of which is $20,000 or any whole multiple thereof and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (D) the amounts shall be rounded to integral multiples the Dollar Equivalent of which is $20,000 in a manner which shall be in the discretion of the Borrower. A notice given by the Borrower pursuant to this paragraph (v) shall be irrevocable.

                  (vi) The Administrative Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at which Competitive Bid Rate) by facsimile, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Local Currency Loan in respect of which its Competitive Bid has been accepted.

                  (vii) In the case of any Eurocurrency Competitive Local Currency Loan, the Administrative Agent shall determine the Screen Rate for the applicable Interest Period and, promptly after making such determination, shall notify the Borrower and the Lenders that will be participating in such Eurocurrency Competitive Local Currency Loan of such Screen Rate.

                  (viii) No Competitive Local Currency Borrowing shall be requested or made hereunder if after giving effect thereto any of the conditions applicable to Revolving Loans set forth in Section 4.02 would not be met.

                  (ix) If the Administrative Agent in its capacity as a Revolving Lender shall elect to submit a Competitive Bid in its capacity as a Revolving Lender, it shall submit such Competitive Bid directly to the Borrower one quarter of an hour earlier than the latest time at which the other Revolving Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph
         (iii) above.

                  (x) There shall not be more than ten Interest Periods in effect with respect to the Competitive Local Currency Loans.

                  (xi) All notices required by this Section 2.06 shall be given in accordance with Section 10.02.

         (d) Each Revolving Lender shall make each Local Currency Loan to be made by it hereunder on the proposed date thereof by wire transfer of Same Day Funds by 12:00 noon, London time (or the time of such other city designated by the Administrative Agent), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the applicable Lenders.

         2.07 EXCHANGE RATES; CURRENCY EQUIVALENTS.

         (a) The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Calculation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Local Currencies. Such Spot Rates shall become effective as of such Calculation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Calculation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Issuer, as applicable.

         (b) Wherever in this Agreement in connection with a Borrowing, prepayment of a Local Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Local Currency Loan or Letter of Credit is denominated in a Local Currency, such amount shall be the relevant Local Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Local Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be.

         2.08 PREPAYMENTS.

         (a) Voluntary Prepayments of Committed Loans. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Tranche A-1 Term Loans, Tranche A-2 Term Loans, if any, Tranche B Term Loans or Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon (A) one Business Day prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Any voluntary prepayment of the Term Loans pursuant to this Section 2.08(a) shall be applied to prepay the Tranche A-1 Term Loans, the Tranche A-2 Term Loans, if any, and the Tranche B Term Loans of the Lenders on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be applied to reduce the scheduled installments of principal of the Tranche A-1 Term Loans, the Tranche A-2 Term Loans, if any, and Tranche B Term Loans set forth in Sections 2.10(a), (b) and (c), respectively, in forward chronological order.

         (b) Voluntary Prepayments of Swing Line Loans. The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000 (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (c) Voluntary Prepayments of Local Currency Loans. The Borrower may, upon notice to the Administrative Agent and the applicable Revolving Lender, at any time or from time to time prepay Local Currency Loans in whole or in part without premium; provided that (i) such notice must be received by the Administrative Agent and the applicable Revolving Lender not later than 12:00 noon three Business Days (or, solely in the case of prepayments of Local Currency Borrowings denominated in Japanese Yen, four Business Days) prior to any date of prepayment and (ii) any such prepayment shall be in the applicable Local Currency in a minimum amount the Dollar Equivalent of which is $100,000 (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (d) Mandatory Prepayments of Loans. If for any reason the Total Utilization of Revolving Loan Commitments at any time exceeds the Revolving Loan Commitments then in effect, the Borrower shall immediately prepay Swing Line Loans and/or Revolving Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this
Section 2.08(d) unless after the prepayment of the Revolving Loans and Swing Line Loans contemplated by this sentence the Total Utilization of Revolving Loan Commitments exceeds the Revolving Loan Commitments then in effect. In the event that, on any Calculation Date, the Local Currency Loan Exposure exceeds 105% of the Local Currency Sublimit, then, within three Business Days after notice thereof to the Borrower from the Administrative Agent, the Borrower shall prepay Local Currency Loans in an aggregate amount such that, after giving effect to such prepayment, the Local Currency Loan Exposure does not exceed the Local Currency Sublimit.

         (e) Application of Mandatory Prepayments.

                  (i) Any amount required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.08(d) shall be applied first to prepay the Swing Line Loans to the full extent thereof, second, to the extent of any remaining portion of such amount, to prepay the Revolving Loans to the full extent thereof, and third, to the extent any remaining portion of such amount, to prepay the Local Currency Loans to the full extent thereof.

                  (ii) Any prepayments pursuant to Section 2.08(d) shall be applied first to any Base Rate Loans then outstanding and then to Eurodollar Rate Loans with the shortest Interest Periods remaining.

                  (iii) Any mandatory prepayments of the Local Currency Loans pursuant to Section 2.08(d) shall be applied to prepay each Lender's outstanding Local Currency Loans, if any, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof).

                  (iv) The Borrower shall pay, together with each prepayment under this Section 2.08, accrued interest on the amount prepaid and any amounts required pursuant to Section 3.05.

         2.09 VOLUNTARY TERMINATION OR REDUCTION OF REVOLVING LOAN COMMITMENTS. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Loan Commitments, or from time to time permanently reduce the Revolving Loan Commitments; provided that (a) any such notice shall be received by the Administrative Agent (i) if any Local Currency Loans are outstanding, not later than 12:00 noon three Business Days (or, solely in the case of Local Currency Borrowings denominated in Japanese Yen, four Business Days) and (ii) if no Local Currency Loans are outstanding, not later than 12:00 noon one Business Day, prior to the date of termination or reduction, (b) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof, (c) the Borrower shall not terminate or reduce the Revolving Loan Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments, and (d) if, after giving effect to any reduction of the Revolving Loan Commitments, the Letter of Credit Sublimit, the Local Currency Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Loan Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Revolving Loan Commitments. Any reduction of the Revolving Loan Commitments shall be applied to the Revolving Loan Commitment of each Revolving Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Revolving Loan Commitments shall be paid on the effective date of such termination.

         2.10 REPAYMENT OF LOANS.

         (a) Scheduled Payments of Tranche A-1 Term Loans. The Borrower shall make principal payments on the Tranche A-1 Term Loans in installments on the dates and in the amounts set forth below:

          Date                             Scheduled Repayment
--------------------------------------------------------------
September 30, 2004                             $ 3,125,000
December 31, 2004                              $ 3,125,000
March 31, 2005                                 $ 3,125,000
June 30, 2005                                  $ 3,125,000
September 30, 2005                             $ 4,375,000
December 31, 2005                              $ 4,375,000
March 31, 2006                                 $ 4,375,000
June 30, 2006                                  $ 4,375,000
September 30, 2006                             $ 6,250,000
December 31, 2006                              $ 6,250,000
March 31, 2007                                 $ 6,250,000
June 30, 2007                                  $ 6,250,000
September 30, 2007                             $ 6,250,000
December 31, 2007                              $ 6,250,000
March 31, 2008                                 $ 6,250,000
June 30, 2008                                  $ 6,250,000
September 30, 2008                             $42,500,000
December 31, 2008                              $42,500,000
March 31, 2009                                 $42,500,000
Tranche A-1 Term Loan Maturity Date            $42,500,000

; provided that the scheduled installments of principal of the Tranche A-1 Term Loans set forth above shall be reduced in connection with any voluntary prepayments of the Tranche A-1 Term Loans in accordance with Section 2.08; and provided further, that the Tranche A-1 Term Loans and all other amounts owed hereunder with respect to the Tranche A-1 Term Loans shall be paid in full no later than the Tranche A-1 Term Loan Maturity Date, and the final installment payable by the Borrower in respect of the Tranche A-1 Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche A-1 Term Loans.

         (b) Scheduled Payments of Tranche A-2 Term Loans. The Borrower shall make principal payments on the Tranche A-2 Term Loans in installments on the dates and in amounts corresponding to the percentages of the aggregate outstanding principal amount of Tranche A-2 Term Loans (as of the Apogent Funding Date) as of each such date set forth below:

           Date                            Scheduled Repayment
--------------------------------------------------------------
March 31, 2005                                    2.50%
June 30, 2005                                     2.50%
September 30, 2005                                1.75%
December 31, 2005                                 1.75%
March 31, 2006                                    1.75%
June 30, 2006                                     1.75%
September 30, 2006                                2.50%
December 31, 2006                                 2.50%
March 31, 2007                                    2.50%
June 30, 2007                                     2.50%
September 30, 2007                                2.50%
December 31, 2007                                 2.50%
March 31, 2008                                    2.50%
June 30, 2008                                     2.50%
September 30, 2008                               17.00%
December 31, 2008                                17.00%
March 31, 2009                                   17.00%
Tranche A-2 Term Loan Maturity Date              17.00%

; provided that the scheduled installments of principal of the Tranche A-2 Term Loans set forth above shall be reduced in connection with any voluntary prepayments of the Tranche A-2 Term Loans in accordance with Section 2.08; and provided further, that the Tranche A-2 Term Loans and all other amounts owed hereunder with respect to the Tranche A-2 Term Loans shall be paid in full no later than the Tranche A-2 Term Loan Maturity Date, and the final installment payable by the Borrower in respect of the Tranche A-2 Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche A-2 Term Loans.

         (c) Scheduled Payments of Tranche B Term Loans. The Borrower shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

         Date                            Scheduled Repayment
------------------------------------------------------------
September 30, 2004                          $   375,000
December 31, 2004                           $   375,000
March 31, 2005                              $   375,000
June 30, 2005                               $   375,000
September 30, 2005                          $   375,000
December 31, 2005                           $   375,000
March 31, 2006                              $   375,000
June 30, 2006                               $   375,000
September 30, 2006                          $   375,000
December 31, 2006                           $   375,000
March 31, 2007                              $   375,000
June 30, 2007                               $   375,000
September 30, 2007                          $   375,000
December 31, 2007                           $   375,000
March 31, 2008                              $   375,000
June 30, 2008                               $   375,000
September 30, 2008                          $   375,000
December 31, 2008                           $   375,000
March 31, 2009                              $   375,000
June 30, 2009                               $   375,000
September 30, 2009                          $   375,000
December 31, 2009                           $   375,000

         Date                            Scheduled Repayment
------------------------------------------------------------
March 31, 2010                              $   375,000
June 30, 2010                               $   375,000
September 30, 2010                          $35,250,000
December 31, 2010                           $35,250,000
March 31, 2011                              $35,250,000
Tranche B Term Loan Maturity Date           $35,250,000

; provided that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary prepayments of the Tranche B Term Loans in accordance with Section 2.08; and provided further, that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than the Tranche B Term Loan Maturity Date, and the final installment payable by the Borrower in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche B Term Loans.

         (d) The Borrower shall repay to the Revolving Lenders on the Revolving Loan Maturity Date the aggregate principal amount of Revolving Loans outstanding on such date.

         (e) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date 30 Business Days after such Swing Line Loan is made and
(ii) the Revolving Loan Maturity Date.

         (f) The Borrower shall repay each Local Currency Loan on the earlier to occur of (i) the last day of the Interest Period of such Local Currency Loan or
(ii) the Revolving Loan Maturity Date.

         2.11 INTEREST.

         (a) Subject to the provisions of subsection (b) below:

                  (i) Tranche A-1 Term Loans, Tranche A-2 Term Loans and Revolving Loans shall bear interest through maturity as follows:

                           (A) each Eurodollar Rate Loan shall bear interest on
                  the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and

                           (B) each Base Rate Loan shall bear interest on the
                  outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

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

                  (ii) Tranche B Term Loans shall bear interest through maturity as follows:

                           (A) each Eurodollar Rate Loan shall bear interest on
                  the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate for Tranche B Term Loans; and

                           (B) each Base Rate Loan shall bear interest on the
                  outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Tranche B Term Loans.

                  (iii) Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

                  (iv) The Local Currency Loans shall bear interest on the unpaid principal amount thereof (A) in the case of a Negotiated Local Currency Loan, at the interest rate agreed upon by the applicable Revolving Lender and the Borrower, (B) in the case of a Competitive Local Currency Loan, at the applicable Competitive Bid Rate.

         (b) (i) If any amount payable by the Borrower under any Loan Document is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (ii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.12 FEES. In addition to certain fees described in subsections (i) and
(j) of Section 2.04:

         (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Share, a commitment fee in Dollars equal to the Applicable Rate times the actual daily amount by which the Revolving Loan Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans (but, for the avoidance of doubt, not including the Outstanding Amount of Swing Line Loans and the Outstanding Amount of Local Currency Loans) and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Loan Maturity Date. The commitment fee shall be

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

calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (b) Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Tranche A-2 Term Loan Lender in accordance with its Pro Rata Share, a ticking fee in Dollars equal to 0.375% per annum times the Tranche A-2 Term Loan Commitments. The ticking fee shall accrue at all times from and including the Closing Date until the earlier of (i) the Funding Date of the Tranche A-2 Term Loans or (ii) December 31, 2004, including at any time during which one or more of the conditions in Article IV is not met. The ticking fee shall be due and payable quarterly in arrears on the first Business Day after September 30, 2004 and on the earlier of (A) the Funding Date of the Tranche A-2 Term Loans or (B) the first Business Day after December 31, 2004. The ticking fee shall be calculated quarterly in arrears.

         (c) Other Fees.

                  (i) The Borrower shall pay, in Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

                  (ii) The Borrower shall pay to the Administrative Agent and the Lenders, as the case may be, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

         2.13 COMPUTATION OF INTEREST AND FEES. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed or, in the case of interest in respect of Local Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.15(a), bear interest for one day.

         2.14 EVIDENCE OF DEBT.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the

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

Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

         (b) In addition to the accounts and records referred to in subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

         2.15 PAYMENTS GENERALLY.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in Same Day Funds not later than 2:30 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Local Currency Loans shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in such Local Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Laws from making any required payment hereunder in a Local Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Local Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent (i) after 2:30 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Local Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue until such next succeeding Business Day.

         (b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day (unless such Business Day falls in a subsequent calendar month, in which case such payment shall be made on the immediately preceding Business Day), and such extension or reduction of time, if any, shall be reflected in computing interest or fees, as the case may be.

         (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a

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

corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

                  (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the applicable Overnight Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Committed Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

         (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (e) The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.

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

         (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.16 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether mandatory, voluntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Committed Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Committed Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.16 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.16 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                  ARTICLE III.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 TAXES.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, (i) taxes imposed on or measured by its overall net income or capital (including branch profits taxes and franchise taxes) by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office and (ii) taxes or withholdings in effect and which, based on the forms, statements or information provided under Section 10.16, would apply to amounts payable to the Administrative Agent or any Lender at the time the Administrative Agent or such Lender, as the case may be, becomes a party to the agreement or designates a new lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent or to such Lender, as the case may be, at the time interest is paid, such additional amount that the Administrative Agent or such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that the Administrative Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor accompanied by the original or certified copy of a receipt or other summary reasonably satisfactory to the Borrower evidencing the Taxes or Other Taxes paid and written documentation reasonably satisfactory to the Borrower of any liabilities arising therefrom.

         (e) (i) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund (whether by way of a direct payment or by offset) of any Taxes or Other Taxes as to which it has been indemnified by the Borrower with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay over the amount of such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.

                  (ii) If the Administrative Agent or a Lender which has received indemnification from the Borrower with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01 shall become aware that it is entitled to a refund (whether by way of a direct payment or by offset) of any Taxes or Other Taxes as to which it has been indemnified by or has received additional amounts from the Borrower, the Administrative Agent or such Lender shall, at the expense of the Borrower, reasonably cooperate with the Borrower in seeking to obtain such refund.

                  (iii) Nothing contained in this Section 3.01(e) shall require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes or Other Taxes which it deems confidential) to the Borrower or any other Person.

         3.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans or Eurocurrency Competitive Local Currency Loans, or to determine or charge interest rates based upon the Eurodollar Rate or the Screen Rate, as the case may be, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or Eurocurrency Competitive Local Currency Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Eurodollar Rate Loans and Eurocurrency Competitive Local Currency Loans or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans or Eurocurrency Competitive Local Currency Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans or Eurocurrency Competitive Local Currency Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 INABILITY TO DETERMINE RATES. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or the Eurodollar Rate

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

for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

         3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section
3.01 shall govern), (ii) changes in the basis or rate of taxation of overall net income (including branch profits taxes and franchise taxes) or overall gross income or any other tax in lieu thereof by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

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

         (d) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender as specified in paragraph (a), (b) or (c) of this Section 3.04 shall be delivered to the Borrower and shall be conclusive absent manifest error. Any such certificate shall be accompanied by an explanation of the circumstances or event that resulted in such claim for compensation.

         (e) Notwithstanding any other provision of this Section 3.04, the Borrower shall not be required to compensate a Lender pursuant to this Section
3.04 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided that, if the change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

         (f) Notwithstanding any other provision of this Section 3.04, no Lender shall be entitled to compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital under this
Section 3.04 unless such Lender represents to the Borrower that at the time it is the policy or general practice of such Lender to demand such compensation for comparable costs or reductions, if any, in similar circumstances, if any, under comparable provisions of other credit agreements for comparable customers.

         3.05 COMPENSATION FOR LOSSES. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

         (c) any failure by the Borrower to make payment of any Local Currency Loan or drawing under any Letter of Credit (or interest due thereon) denominated in a Local Currency on its scheduled date or any payment thereof in a different currency; or

         (d) any assignment of a Eurodollar Rate Loan or Eurocurrency Competitive Local Currency Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.17;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Base Rate Loan made

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by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION.

         (a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be delivered to the Borrower and shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods. Any such certificate shall be accompanied by an explanation of the circumstances or event that resulted in such claim for compensation.

         (b) Upon any Lender's making a claim for compensation under Section
3.01 or 3.04, (i) such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office or assign its rights and obligations hereunder to another of its offices, branches or affiliates so as to eliminate or reduce any such additional payment by the Borrower which may thereafter accrue, if such change is not otherwise disadvantageous to such Lender, and (ii) the Borrower may replace such Lender in accordance with Section 10.17.

         3.07 SURVIVAL. All of the Borrower's obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

                                  ARTICLE IV.
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01 CONDITIONS OF INITIAL CREDIT EXTENSION. The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

         (a) The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (as applicable), each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing
Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

                  (i) executed counterparts of this Agreement and the Loan Documents, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                  (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

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                  (iii) such documents and certifications as the Administrative
         Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower and the Guarantors is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;

                  (iv) favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Loan Parties, and of Todd M. DuChene, general counsel of the Borrower, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit G and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request; provided that to the extent such matters relate to Pennsylvania and Utah law, such favorable opinion instead may be rendered on such matters by Dechert LLP and Prince Yeates & Geldzahler, a professional corporation, respectively;

                  (v) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that all approvals of shareholders of each of the Borrower and Apogent required for consummation of the Merger have been obtained and (C) that there has been no event or circumstance since the date of the Audited Financial Statements that has had, individually or in the aggregate, a Material Adverse Effect;

                  (vi) a duly completed Compliance Certificate as of the fiscal quarter of the Borrower ended March 31, 2004;

                  (vii) a certificate signed by a Responsible Officer of the Borrower demonstrating in reasonable detail, in each case after giving pro forma effect to the Merger, (A) compliance with each of the covenants in clauses (a) and (c) of Section 7.10 and (B) a Consolidated Leverage Ratio of less than 4.20 to 1.00;

                  (viii) evidence that the credit facilities extended hereunder shall receive, upon consummation of the Merger, a rating of not less than Ba2 from Moody's and BBB - from S&P;

                  (ix) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing all Equity Interests pledged pursuant to the Pledge Agreement;

                  (x) (A) the results of a recent search, by a Person reasonably satisfactory to the Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (B) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

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                  (xi) UCC financing statements with respect to the Pledged
         Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created in such Pledged Collateral pursuant to the Pledge Agreement;

                  (xii) releases duly executed (if necessary) of security interests by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective filings in any IP Filing Office in respect of any IP Collateral (other than any such filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

                  (xiii) (A) pro forma financial statements consisting of consolidated balance sheets, statements of income and cash flows, giving pro forma effect to the Merger, which shall be in form and substance satisfactory to the Administrative Agent and (B) projected financial statements consisting of consolidated balance sheets, statements of income and cash flows on a quarterly basis of the Borrower and its Subsidiaries for the remainder of the fiscal year ending December 31, 2004 and for each fiscal year thereafter through the fiscal year ending December 31, 2011;

                  (xiv) evidence that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; and

                  (xv) such other certificates or documents as the Administrative Agent or Required Lenders reasonably may require.

         (b) The Borrower shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary in connection with the transactions contemplated by the Loan Documents, and each such Governmental Authorization and consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any significant governmental or regulatory authority that could restrain, prevent or otherwise impose any material adverse conditions on the Borrower and its Subsidiaries, taken as a whole.

         (c) Any fees required to be paid on or before the Closing Date shall have been paid.

         (d) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         (e) The Closing Date shall have occurred on or before September 30, 2004.

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         4.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurodollar Rate Loans) on each Funding Date is subject to satisfaction of the following conditions precedent:

         (a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of
Section 6.01.

         (b) No Default shall exist, or would result from such proposed Credit Extension.

         (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

         (d) In the case of a Credit Extension to be denominated in a Local Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the applicable Revolving Lenders (in the case of any Loans to be denominated in a Local Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in a Local Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Local Currency.

         Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

         4.03 CONDITIONS TO CERTAIN LOANS. The obligation of each Lender to honor the initial Request for Credit Extension relating to either the Tranche A-2 Term Loans or to Revolving Loans, Swing Line Loans, Local Currency Loans or L/C Credit Extensions that would result in the Total Utilization of Revolving Loan Commitments exceeding $190,000,000, is subject to satisfaction of the following conditions precedent:

         (a) Consummation of the Merger. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower to the effect that all conditions to the Merger set forth in the Merger Agreement have been satisfied or the fulfillment of any such conditions has been waived and the Merger shall have become effective in accordance with the terms of the Merger Agreement, the Articles of Merger and the laws of the State of Wisconsin.

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         (b) Apogent Guaranty and Pledge Agreement. Apogent shall have executed and delivered to the Administrative Agent a counterpart of the Guaranty and the Pledge Agreement.

         (c) Additional Documents. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each dated the Apogent Funding Date (or, in the case of certificates of governmental officials, a recent date before the Apogent Funding Date) and each in form and substance satisfactory to the Administrative Agent:

                  (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Apogent as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which Apogent is a party;

                  (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that Apogent is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;

                  (iii) (A) the results of a recent search, by a Person reasonably satisfactory to the Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of Apogent, together with copies of all such filings disclosed by such search, and (B) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

                  (iv) UCC financing statements with respect to the Pledged Collateral of Apogent, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created in such Pledged Collateral pursuant to the Pledge Agreement;

                  (v) releases duly executed (if necessary) of security interests by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective filings in any IP Filing Office in respect of any IP Rights of Apogent (other than any such filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

                  (vi) evidence that the Apogent Credit Agreement has been terminated prior to or concurrently with the Merger and all Liens securing obligations under the Apogent Credit Agreement has been or concurrently with the first Funding Date applicable to any such Loans are being released;

                  (vii) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied and (B)

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         that there has been no event or circumstance since the date of the
         Combined Financial Statements that has had, individually or in the aggregate, a Material Adverse Effect;

                  (viii) favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrower, and of Todd M. DuChene, general counsel of the Borrower, addressed to the Administrative Agent and each Lender, regarding certain matters concerning Apogent and certain of its Subsidiaries as the Administrative Agent or Required Lenders may reasonably request; provided that to the extent such matters relate to Wisconsin law, such favorable opinion instead may be rendered on such matters by Quarles & Brady LLP; and

                  (ix) a side letter from Apogent that designates the Obligations as "Designated Senior Indebtedness" for purposes of and as defined in certain Indenture dated as of June 2, 2003 among Apogent, the subsidiary guarantors party thereto and The Bank of New York, as Trustee, relating to the 6-1/2% Senior Subordinated Notes due 2013 and all supplemental indentures thereto.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Loan Party (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own its assets and carry on its business as now conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing (or similar concept under applicable Law of the relevant jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than the creation of Liens under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders) under, (i) any Contractual Obligation to which such Person is a party or (ii) any material order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Law in any material respect.

         5.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No material approval, consent, exemption, authorization, or other material action by, or material notice to, or material filing with, any Governmental Authority or any other Person that has not been obtained or made is

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necessary or required in connection with the execution, delivery or performance by, or enforceability against, any Loan Party of this Agreement or any other Loan Document.

         5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

         (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. Except as disclosed in the Audited Financial Statements and except for Disclosed Matters, after giving effect to the transactions on the Closing Date contemplated hereby, neither the Borrower nor any of its Subsidiaries has, as of the Closing Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

         (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries dated March 31, 2004, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ending on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

         (c) Since the date of the Combined Financial Statement and the Audited Financial Statements, there has been no event or circumstance, individually or in the aggregate, that has had a Material Adverse Effect.

         5.06 LITIGATION. Except for the Disclosed Matters, there are no actions, suits, proceedings, claims or disputes pending or, to the Actual Knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

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         5.07 NO DEFAULT. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and each Subsidiary has good title to or, in the case of leasehold interests in real or personal property, valid leasehold interests in, all of their respective properties and assets, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

         5.09 ENVIRONMENTAL COMPLIANCE. Except as set forth in Schedule 5.09:

         (a) to the Actual Knowledge of the Borrower, neither the Borrower nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (i) any Environmental Law or (ii) any Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

         (b) neither the Borrower nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9604) or any comparable state law;

         (c) there are and, to the Actual Knowledge of the Borrower, have been no conditions, occurrences, or events that could reasonably be expected to form the basis of an Environmental Liability against the Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and

         (d) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

         5.10 INSURANCE. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates.

         5.11 TAXES. The Borrower and its Subsidiaries have filed all Federal and all material state and other tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect. To the Actual

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Knowledge of the Borrower, there is no proposed tax assessment against the
Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

         5.12 ERISA COMPLIANCE.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the Actual Knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the Actual Knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or, to the Actual Knowledge of the Borrower, could reasonably be expected to result in a Material Adverse Effect.

         (c) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events for which liability could be reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

         (d) The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Pension Plan by an amount that, if required to be funded, would be reasonably likely to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Pension Plans by an amount that, if required to be funded, would be reasonably likely to result in a Material Adverse Effect.

         5.13 SUBSIDIARIES. As of the Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part A of Schedule 5.13 and has no equity investments constituting ownership in excess of 5% in any other corporation or entity other than those specifically disclosed in Part B of
Schedule 5.13.

         5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

         (a) No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of the regulations of the FRB, including Regulations T, U and X. Less than 25% of the value (as determined by any reasonable method) of the assets of the

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Borrower and its Subsidiaries, on a consolidated basis and on an unconsolidated basis, consist of "margin stock" (within the meaning of the regulations of the FRB).

         (b) Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935 or the Investment Company Act of 1940.

         5.15 DISCLOSURE. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projections, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         5.16 COMPLIANCE WITH LAWS. Each of the Borrower and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         5.17 INTELLECTUAL PROPERTY; LICENSES, ETC. The Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, "IP Rights") that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except for those for which the failure to own or to possess the right to use could not reasonably be expected to result in a Material Adverse Effect. To the Actual Knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the Actual Knowledge of the Borrower, threatened, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.18 EMPLOYEE MATTERS. There is no strike or work stoppage in existence or, to the Actual Knowledge of the Borrower, threatened involving the Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect.

         5.19 MATTERS RELATING TO COLLATERAL.

         (a) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of the Administrative

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Agent pursuant to any of the Collateral Documents or (ii) the exercise by the
Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by the Collateral Documents and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities; provided that, with respect to any Collateral in which a Lien is granted by the Borrower and the Guarantors pursuant to Section 6.13, the foregoing shall be subject to such exceptions as may be agreed between the Borrower and the Administrative Agent at the time such Lien security is granted.

         (b) Absence of Third-Party Filings. Except such as may have been filed in favor of the Administrative Agent as contemplated by the Collateral Documents and as otherwise permitted by this Agreement, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in any IP Filing Office (other than any such filings (A) in respect of Liens that are permitted to remain outstanding pursuant to the terms of this Agreement and
(B) in respect of Liens that shall be released upon the filing of UCC termination statements and releases delivered to the Administrative Agent pursuant to Sections 4.01(a)(x) and (xii)).

         (c) Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, U or X of the FRB.

                                  ARTICLE VI.
                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         6.01 FINANCIAL STATEMENTS. Deliver to the Administrative Agent (for distribution to each Lender):

         (a) as soon as available, but in any event within 100 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending December 31, 2004), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit, or any other qualification or exception to the extent that the issue identified in such other qualification or exception could reasonably be expected to have a Material Adverse Effect; and

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         (b) as soon as available, but in any event within 50 days after the end of each of the first three consecutive fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending June 30, 2004), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ending, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

         6.02 CERTIFICATES; OTHER INFORMATION. Deliver to the Administrative Agent (for distribution to each Lender), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements under
Section 6.01(a), a letter of the accounting firm that reported on such financial statements stating that, in connection with the accounting firm's audit, nothing came to the attention of such firm that caused it to believe that the Borrower failed to comply with Section 7.01 and Section 7.10 insofar as such Sections related to financial and accounting matters, and that such accounting firm's audit was not directed primarily toward obtaining knowledge of non-compliance with such Sections;

         (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ending June 30, 2004), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower; and

         (c) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.

         Documents required to be delivered pursuant to Section 6.01(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance

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the Borrower shall be required to provide paper copies of the Compliance
Certificates required by Section 6.02(b) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it by the Administrative Agent or maintaining its copies of such documents.

         6.03 NOTICES. Promptly, after the Borrower obtains Actual Knowledge thereof, notify the Administrative Agent (and the Administrative Agent shall notify each Lender):

         (a) of the occurrence of any Default;

         (b) of any filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Subsidiaries that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

         (c) of the occurrence of any ERISA Events that, individually or in the aggregate, could reasonably be expected to result in a current liability of the Borrower and its Subsidiaries in an aggregate amount in excess of $40,000,000;

         (d) of any other development that results or is reasonably likely to result in a Material Adverse Effect;

         (e) of any announcement by Moody's or S&P of any change in a rating assigned to these credit facilities; and

         (f) of any Person (including any Domestic Subsidiary of the Borrower) becoming a Material Domestic Subsidiary after the Closing Date; provided that the Borrower shall notify the Administrative Agent of such occurrence within 30 days after the end of any fiscal quarter in which any Person becomes a Material Domestic Subsidiary (or in the event that any Person becomes a Material Domestic Subsidiary as the result of a Permitted Acquisition, within 30 days after the date such Permitted Acquisition is consummated).

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

         6.04 PAYMENT OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, pay its material Indebtedness and other material obligations, including material tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP, (c) such contest effectively suspends collection of the contested obligation

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and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

         6.05 PRESERVATION OF EXISTENCE, ETC. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by
Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks in the ordinary and usual course of its business, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.06 MAINTENANCE OF PROPERTIES. Maintain and keep all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; provided that nothing in this Section 6.06 shall prohibit any Disposition permitted by Section 7.05.

         6.07 MAINTENANCE OF INSURANCE.

         Maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. The Borrower will furnish to the Administrative Agent, upon request of the Administrative Agent or any Lender, information in reasonable detail as to the insurance so maintained.

         6.08 COMPLIANCE WITH LAWS. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         6.09 BOOKS AND RECORDS. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

         6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of the Administrative Agent and each Lender (after consultation with, and subject to coordination of visits by, the Administrative Agent), at the expense of the Administrative Agent or such Lender, as the case may be (unless an Event of Default has occurred and is continuing, in which case the Borrower shall pay such expenses) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at reasonable times during normal business hours and as often as may be reasonably desired, upon at least three Business Days' notice to the Borrower; provided,

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however, that unless an Event of Default has occurred and is continuing, such rights may only be exercised once in any calendar year by the Administrative Agent and each Lender; and provided further that when an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of, the Borrower at any time during normal business hours and upon at least two Business Days' notice to the Borrower.

         6.11 USE OF PROCEEDS. Use the proceeds of the Credit Extensions to repay the Existing Indebtedness, and to provide financing for working capital, capital expenditures and for general corporate purposes.

         6.12 EXECUTION OF GUARANTY AND EQUITY PLEDGE DOCUMENTS AFTER THE CLOSING DATE.

         (a) Execution of Guaranty and Equity Pledge Documents. In the event that any Domestic Subsidiary of the Borrower existing on the Closing Date that has not previously executed the Guaranty hereafter becomes a Material Domestic Subsidiary, or in the event that any Person becomes a Material Domestic Subsidiary of the Borrower after the date hereof, the Borrower will promptly notify the Administrative Agent of that fact and cause such Material Domestic Subsidiary to execute and deliver to the Administrative Agent a counterpart of the Guaranty. In addition, the Borrower shall, or shall cause any Guarantor that owns Equity Interests of such Material Domestic Subsidiary to, execute and deliver to the Administrative Agent a counterpart (if applicable) and a supplement to the Pledge Agreement and to deliver to the Administrative Agent all certificates representing such Equity Interests of such Material Domestic Subsidiary and any Material Domestic Subsidiary of such Material Domestic Subsidiary (accompanied by irrevocable undated stock powers, duly endorsed in blank); provided that the Administrative Agent may agree, in its reasonable discretion, with respect to any pledge of Equity Interests contemplated by this clause (a), that the pledge of such Equity Interests is impossible, impractical or unreasonably burdensome or expensive and the Administrative Agent may, in its sole discretion, consent to a waiver of the pledge of any such Equity Interests. Notwithstanding the foregoing, (i) no Material Domestic Subsidiary of Apogent shall be required pursuant to this Section 6.12 to execute the Guaranty or the Pledge Agreement and (ii) any pledge of Equity Interests of a Material Domestic Subsidiary substantially all of whose assets consist of the Equity Interests in "controlled foreign corporations" under Section 957 of the Code shall be limited to a pledge of 65% of such Equity Interests.

         (b) Material Foreign Subsidiaries. In the event that any Person becomes a Material Foreign Subsidiary of the Borrower after the date hereof, the Borrower will promptly notify the Administrative Agent of that fact and shall, or shall cause any Guarantor that owns Equity Interests of such Material Foreign Subsidiary to, execute and deliver to the Administrative Agent a counterpart (if applicable) and a supplement to the Pledge Agreement and to deliver to the Administrative Agent all certificates representing such Equity Interests of such Material Foreign Subsidiary (accompanied by irrevocable undated stock powers, duly endorsed in blank); provided that (i) the Administrative Agent may agree, in its reasonable discretion, with respect to any pledge of Equity Interests contemplated by this clause (b), that the pledge of such Equity Interests is impossible, impractical or unreasonably burdensome or expensive and the Administrative Agent may, in its sole discretion, consent to a waiver of the pledge of any such

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Equity Interests and (ii) any pledge of the Equity Interests in a Material
Foreign Subsidiary that is a "controlled foreign corporation" under Section 957 of the Code or substantially all of whose assets consist of the Equity Interests in "controlled foreign corporations" under Section 957 of the Code shall be limited to a pledge of 65% of such Equity Interests to the extent the pledge of any greater percentage would result in adverse tax consequences to the Borrower.

         (c) Subsidiary Organization Documents, Legal Opinions, Etc. The Borrower shall deliver to the Administrative Agent, together with the Loan Documents contemplated by Sections 6.12(a) and (b), (i) certified copies of such Subsidiary's Organization Documents, together with, if such Subsidiary is a Domestic Subsidiary, a good standing certificate (or similar document under applicable Law) from the Secretary of State of the jurisdiction of its organization and each other state in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to the Administrative Agent, (ii) a certificate executed by the secretary or similar officer of such Subsidiary as to (A) the fact that the attached resolutions of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (B) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iii) a favorable opinion of counsel to such Subsidiary (subject to customary qualifications, assumptions and exceptions), in form and substance satisfactory to the Administrative Agent and its counsel, as to (A) the due organization and good standing of such Subsidiary, (B) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (C) the enforceability of such Loan Documents against such Subsidiary and (D) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as the Administrative Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to the Administrative Agent and its counsel.

         (d) The requirements of Sections 6.12(a) through (c) shall be satisfied within 30 days after the end of any fiscal quarter in which any Person becomes a Material Domestic Subsidiary (or in the event that any Person becomes a Material Domestic Subsidiary as the result of a Permitted Acquisition, within 30 days after the date such Permitted Acquisition is consummated) and 45 days after the end of the fiscal quarter in which any Person becomes a Material Foreign Subsidiary (or in the event that any Person becomes a Material Foreign Subsidiary as the result of a Permitted Acquisition, within 45 days after the date such Permitted Acquisition is consummated) or, in each case, such later date agreed by the Administrative Agent in its sole discretion.

         (e) At any time on or after August 17, 2004 that any Subsidiary of the Borrower that is not a Guarantor has obligations under any Guarantee in respect of the Apogent Senior Subordinated Notes, the Borrower will promptly notify the Administrative Agent of that fact and cause such Subsidiary no later than five Business Days after the earlier of (i) the date of such notice and (ii) the date of receipt by the Borrower of written notice of such fact from the Administrative Agent, to execute and deliver to the Administrative Agent a counterpart of the Guaranty; provided that such Subsidiary shall be automatically released from its obligations

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under the Guaranty if such Subsidiary has been released from its obligations under all Guarantees of the Apogent Senior Subordinated Notes.

         6.13 PLEDGED ASSETS.

         (a) If at any time the Applicable Debt Rating is Ba2 or BB or lower, each Loan Party promptly shall cause all of the Collateral to be subject to a First Priority Lien in favor of the Administrative Agent to secure the Obligations hereunder and shall take all actions and execute and deliver, or cause to be executed and delivered, all agreements, documents and instruments promptly to the Administrative Agent as listed, and in any case within the applicable periods set forth, on Schedule 6.13.

         (b) During any period that the Borrower and the Guarantors are required to provide additional security pursuant to Section 6.13(a):

                  (i) In the event that any Material Domestic Subsidiary of the Borrower is required to execute and deliver to the Administrative Agent a counterpart of the Guaranty and the Pledge Agreement pursuant to
         Section 6.12, the Borrower shall, in addition to complying with the requirements of Section 6.12, cause such Material Domestic Subsidiary to execute and deliver to the Administrative Agent a counterpart of the Security Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in Schedule 6.13) as may be necessary or, in the opinion of the Administrative Agent, desirable to create in favor of the Administrative Agent, for the benefit of the Lenders, a First Priority Lien on all of the personal and mixed property assets of such Material Domestic Subsidiary described in the applicable forms of Collateral Documents.

                  (ii) In the event that (1) the Borrower or any Guarantor acquires any fee interest in a Material Real Property Asset or (2) at the time any Person becomes a Guarantor, such Person owns or holds any fee interest in a Material Real Property Asset, in the case of clause
         (2) above excluding any such Material Real Property Asset the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (2) above) then-existing senior lienholder, where the Borrower and its Subsidiaries have attempted in good faith, but are unable, to obtain such lessor's or senior lienholder's consent (any such non-excluded Material Real Property Asset described in the foregoing clause (1) or (2) being an "Additional Mortgaged Property"), the Borrower or such Guarantor shall promptly notify the Administrative Agent of such Additional Mortgaged Property and, upon request of the Administrative Agent, deliver to the Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Guarantor, as the case may be, a fully executed and notarized Mortgage (an "Additional Mortgage"), duly recorded in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property; and such opinions, appraisal, documents, title insurance and environmental reports that would have been delivered under Schedule 6.13 if such Additional Mortgaged Property were a Mortgaged Property or that may be reasonably required by the Administrative Agent.

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         (c) The requirements of Sections 6.13(a) and 6.13(b) shall be satisfied within 30 Business Days after the announcement of the relevant change in the Debt Rating (except that the items under subclauses (d)(i) through (d)(vi) of Schedule 6.13 shall be delivered within 60 Business Days after such announcement and the items in subclause (d)(vii) of Schedule 6.13 shall be delivered within 90 Business Days of such announcement), or, in each case, such later date agreed by the Administrative Agent in its sole discretion.

         (d) If at any time after the Borrower and the Guarantors are required to provide additional security pursuant to Section 6.13(a) the Applicable Debt Rating is higher than Ba2 or BB and the Administrative Agent has received written notification thereof from the Borrower, then, so long as no Default shall have occurred and be continuing, the Borrower will not be required to cause all of the Collateral (other than all Equity Interests of the Borrower and its Material Subsidiaries) to be subject at all times to First Priority Liens in favor of the Administrative Agent and the Administrative Agent shall deliver to the Loan Parties, upon the Loan Parties' request and at the Loan Parties' expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent's security interest in such Collateral, including, without limitation, amendments or terminations of UCC financing statements and mortgage instruments with respect to any owned real property and releases of filings in any relevant IP Filing Office with respect to IP Collateral.

                                  ARTICLE VII.
                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a) Liens pursuant to any Loan Document;

         (b) Permitted Encumbrances;

         (c) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals, refinancings, replacements or extensions thereof, provided that the property covered thereby is not increased and any renewal, replacement, refinancing or extension of the obligations secured or benefited thereby is permitted by Section 7.03;

         (d) Liens existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Closing Date prior to the time such Person becomes a Subsidiary; provided that (1) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (2) such Lien shall not apply to any other property or assets (other than improvements or property or assets acquired for specific use in connection with such acquired property or assets) of the Borrower or any Subsidiary and (3) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals,

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refinancings and replacements thereof that do not increase the outstanding principal amount thereof above the principal amount outstanding immediately prior to such extension, renewal, refinancing or replacement plus accrued interest thereon at the time and premium, if any, payable in connection therewith and the amount of fees and expenses incurred in connection with such extension, renewal refinancing or replacement;

         (e) Liens securing Indebtedness permitted by Section 7.03(h); provided that (i) such Liens do not at any time encumber any property or assets other than the property or assets financed by such Indebtedness (and any improvements or property or assets acquired for specific use in connection with such acquired property or assets) and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired or constructed on the date of acquisition or construction.

         (f) Liens on assets of Foreign Subsidiaries (including Equity Interests of Foreign Subsidiaries that are owned by Foreign Subsidiaries) securing local loans permitted by Section 7.03(g); provided that the value of all property subject to such Liens does not exceed $200,000,000 in the aggregate at any time;

         (g) assignments and sales of Receivables and Related Security by the Borrower or any of its Subsidiaries to any Receivables Subsidiary pursuant to a Permitted Receivables Financing and Liens arising pursuant to a Permitted Receivables Financing on Receivables and Related Security sold or financed in connection with such Permitted Receivables Financing;

         (h) Liens arising under Environmental Laws which (i) are being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP or (ii) arise by operation of law (and not as a result of any grant or consent by the Borrower or any Subsidiary) to secure performance by the Borrower or a Subsidiary of remediation activity, so long as the Borrower and its Subsidiaries are in compliance with all material requirements applicable to such remediation activity;

         (i) any call or similar rights in the nature of a right of first offer or a first refusal right of a third party that is an investor in a joint venture or a non-wholly-owned Subsidiary of the Borrower in the case of Equity Interests issued by such joint venture or Subsidiary and any call or similar rights on any nominee, trust or directors' qualifying shares or similar arrangements designed to satisfy requirements of applicable local laws in the case of Equity Interests issued by a joint venture or Subsidiary;

         (j) Liens on cash deposits of the Borrower and Foreign Subsidiaries subject to a Cash Pooling Arrangement or otherwise over bank accounts of the Borrower and Foreign Subsidiaries maintained at the bank or financial institution party to such Cash Pooling Arrangement, in each case securing liabilities for overdrafts of the Borrower and Foreign Subsidiaries participating in such Cash Pooling Arrangement;

         (k) licenses, sublicenses, leases and subleases granted to third Persons in the ordinary course of business of the Borrower or any of its Subsidiaries;

         (l) Liens arising in connection with sale-leaseback transactions permitted by Section 7.05;

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         (m) any interest or title of a licensor, sublicensor or sublessor under any license or lease not prohibited by this Agreement;

         (n) additional Liens incurred by the Borrower and its Subsidiaries, on any date, on property other than Collateral (including any assets that would constitute Collateral if the Borrower and the Guarantors were required to provide additional security pursuant to Section 6.13 on such date), so long as the value of all property subject to such Liens does not exceed $150,000,000 in the aggregate at any time; and

         (o) additional Liens incurred by the Borrower and its Subsidiaries on property in which, as of the date such Lien arises, the Administrative Agent has not been granted a Lien, so long as the value of all property subject to such Liens does not exceed $50,000,000 in the aggregate at any time.

         If the Borrower or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of this Section 7.01, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by the Required Lenders to the creation or assumption of any such Lien not permitted by the provisions of this Section 7.01.

         Neither the Borrower nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets (whether now owned or hereafter acquired) to secure Indebtedness under any senior credit facility (including this Agreement), except with respect to specific property (a) encumbered to secure payment of particular Indebtedness or (b) to be sold pursuant to an executed agreement with respect to a Disposition; provided that the Borrower and any of its Subsidiaries may enter into such agreements prohibiting only the creation of Liens securing Subordinated Indebtedness.

         7.02 INVESTMENTS; ACQUISITIONS. Make any Investments, except:

         (a) Permitted Investments;

         (b) loans and advances by the Borrower and its Subsidiaries to employees of the Borrower or any of its Subsidiaries for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, in an aggregate principal amount not to exceed $30,000,000 at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances);

         (c) Guarantees permitted by Section 7.03;

         (d) Investments by the Borrower and its Subsidiaries consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;

         (e) Investments by the Borrower or any Guarantor in the Borrower or any Guarantor; provided that (i) after giving pro forma effect to such Investment, the Borrower will be in compliance with the provisions of Section 7.10 (as determined on a pro forma basis) and (ii) the Borrower shall, and shall cause each Guarantor to, comply with the requirements of Section 6.12 and, to the extent applicable, Sections 6.13(a) and (b) with respect to such Investments that result in a Person becoming a Material Subsidiary;

         (f) other Investments by the Borrower and its Subsidiaries; provided that the aggregate principal amount of all Investments made after the Closing Date during all periods in which the Consolidated Leverage Ratio, as of the end of the most recently ended fiscal quarter, is equal to or greater than 3.75 to
1.00 (after giving pro forma effect to such Investment) shall not exceed the sum of (i) $500,000,000 and (ii) an amount equal to 50% of Consolidated Net Income for the period commencing on the Closing Date and ending on the last day of the fiscal quarter preceding the fiscal quarter in which such Investment is made, on a cumulative basis; provided further that (A) no Default shall have occurred and be continuing at the time such Investment occurs or after giving effect thereto and (B) the Borrower shall, and shall cause its Domestic Subsidiaries to, comply with the requirements of Sections 6.12 and, to the extent applicable, 6.13(a) and (b) with respect to such Investments that result in a Person becoming a Material Subsidiary;

         (g) Investments existing on the Closing Date and set forth on Schedule 7.02;

         (h) Investments by the Borrower and its Subsidiaries (i) received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business, or (ii) received as non-cash consideration in connection with the sale or disposition by the Company or any Subsidiary of any property as permitted by Section 7.05;

         (i) deposits made by the Borrower and Foreign Subsidiaries in Cash Pooling Arrangements;

         (j) Investments by the Borrower or a Subsidiary arising in the form of consideration received as a result of a Permitted Acquisition;

         (k) letters of credit issued to support customer obligations naming the Borrower or any of its Subsidiaries as the beneficiary;

         (l) contingent obligations in respect of customary indemnification and purchase price adjustment obligations of any Loan Party incurred in connection with Permitted Acquisitions;

         (m) pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;

         (n) contributions to employee benefits plans of the Borrower or its Subsidiaries;

         (o) Investments by any non-Guarantor Subsidiary in the Borrower or any of its Subsidiaries;

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

         (p) Permitted Acquisitions;

         (q) Investments by the Borrower or any of its Subsidiaries in the form of (i) obligations of one or more officers or other employees of the Borrower or its Subsidiaries in connection with such officers' or other employees' acquisition of shares of common stock in the Borrower so long as no cash is paid by the Borrower or any of its Subsidiaries in connection with the acquisition of any such obligations, (ii) loans to officers or employees of the Borrower or any Subsidiary to fund purchases by such officers or employees of common stock in the Borrower or taxes payable by such officers or employees in respect of the exercise of options to purchase capital stock in the Borrower, and (iii) loans to officers or employees of any other entity that is the subject of a Permitted Acquisition and will become a Subsidiary upon consummation of such Permitted Acquisition (or has become a Subsidiary pursuant to a Permitted Acquisition and is not a wholly-owned Subsidiary) to fund purchases by such officers or employees of common stock in the Subsidiary resulting from such Permitted Acquisition; provided that the aggregate principal amount of all obligations and loans under this Section 7.02(q) shall not exceed $50,000,000 at any time outstanding; and

         (r) the Merger.

         Notwithstanding anything to the contrary herein, prior to the satisfaction of all the conditions set forth in Section 4.03, neither the Borrower nor any of its Subsidiaries shall be permitted to make (1) any Investment after the Closing Date pursuant to Section 7.02(b), (e) or (p) or (2) Investments after the Closing Date pursuant to Section 7.02(f) in an aggregate amount exceeding $50,000,000.

         7.03 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a) Indebtedness outstanding on the date hereof and listed on Schedule
7.03 and any refinancings, refundings, renewals, replacements or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal, replacement or extension except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

         (b) Indebtedness of the Borrower or any Guarantor; provided that (i) such Indebtedness is either unsecured or secured by Liens permitted by Section
7.01 and (ii) after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Borrower will be in compliance with Section 7.10 (as determined on a pro forma basis);

         (c) Indebtedness of any non-Guarantor Subsidiary (i) to any other non-Guarantor Subsidiary and (ii) to the Borrower or any Guarantor to the extent the corresponding Investment of the Borrower or such Guarantor is permitted by
Section 7.02(f);

         (d) other Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding; provided that (i) such Indebtedness is either unsecured or secured by Liens permitted by Section 7.01 and (ii) after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Borrower will be in compliance with Section 7.10 (as determined on a pro forma basis);

         (e) Indebtedness of any Receivables Subsidiary incurred pursuant to any Permitted Receivables Financing;

         (f) overdrafts in respect of any deposit accounts subject to a Cash Pooling Arrangement (and Guarantees in respect of such overdrafts); provided that the total amount of all deposits subject to any such Cash Pooling Arrangement at all times equals or exceeds the total amount of overdrafts that may be subject to such Cash Pooling Arrangement;

         (g) Indebtedness of Foreign Subsidiaries to local lenders in jurisdictions outside the United States in an aggregate principal amount not exceeding $200,000,000 at any time outstanding;

         (h) Indebtedness (including in respect of Capital Lease Obligations and Synthetic Lease Obligations) and purchase money obligations for assets acquired, constructed or improved by the Borrower or any Subsidiary, in an aggregate principal amount not exceeding $150,000,000 at any time outstanding, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (except that such outstanding principal amount may be increased by the amount of accrued and unpaid interest and premium, if any, thereon at the time such extension, renewal, refinancing or replacement, plus the amount of fees and expenses incurred in connection with such extension, renewal, refinancing or replacement); provided that such Indebtedness (unless incurred pursuant to any such extension, renewal, refinancing or replacement) is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement; and

         (i) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition or otherwise acquired that was outstanding at the time of such acquisition (or Indebtedness assumed at the time of an acquisition of an asset securing such Indebtedness), and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except that such outstanding principal amount may be increased by the amount of accrued and unpaid interest and premium, if any, thereon at the time of such extension, renewal, refinancing or replacement, plus the amount of fees and expenses incurred in connection with such extension, refinancing, or replacement); provided that such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such acquisition.

         Notwithstanding anything to the contrary herein, prior to the satisfaction of all the conditions set forth in Section 4.03, neither the Borrower nor any of its Subsidiaries shall be permitted to incur any Indebtedness after the Closing Date pursuant to Section 7.03(b) or (g).

         7.04 FUNDAMENTAL CHANGES. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

         (a) any Subsidiary (other than a Receivables Subsidiary) may merge with
(i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries (other than a Receivables Subsidiary), provided that when any Guarantor is merging with another Subsidiary, the continuing or surviving Person shall be (or concurrently with the consummation of such merger shall become) a Guarantor;

         (b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary (other than a Receivables Subsidiary); provided that if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor;

         (c) the Borrower may permit another Person (other than a Subsidiary) to merge or consolidate with the Borrower or a Subsidiary (other than a Receivables Subsidiary) in order to effect a Permitted Acquisition (provided that the surviving Person is the Borrower or a Subsidiary);

         (d) any Receivables Subsidiary may merge with or into any other Receivables Subsidiary; and

         (e) the Borrower and its Subsidiaries may make Dispositions permitted by Section 7.05.

         7.05 DISPOSITIONS. Make any Disposition or enter into any agreement to make any Disposition, except:

         (a) Dispositions of obsolete, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

         (b) Dispositions of inventory in the ordinary course of business;

         (c) Dispositions of Permitted Investments in the ordinary course of business;

         (d) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are within 360 days applied to the purchase price of such replacement property;

         (e) Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is the Borrower or a Guarantor, the transferee thereof must either be the Borrower or a Guarantor;

         (f) leases or subleases granted by the Borrower or any Subsidiary to third Persons not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

         (g) Dispositions permitted by Section 7.04;

         (h) licenses of IP Rights in the ordinary course of business; provided that each such license is permitted to be assigned by the Borrower or any of the Guarantors pursuant to the Security Agreement (to the extent that a security interest in such IP Rights may be granted thereunder) and does not otherwise prohibit the granting of a Lien by the Borrower or any of its Subsidiaries pursuant to the Security Agreement in the IP Rights covered by such license;

         (i) Dispositions of Receivables and interests therein, together with Related Security, pursuant to a Permitted Receivables Financing;

         (j) Dispositions of delinquent accounts receivable in connection with the collection or compromise thereof in the ordinary course of business;

         (k) the issuance or sale by a Subsidiary of Equity Interests to the Borrower or to another Subsidiary;

         (l) the granting of any Lien permitted by Section 7.01; and

         (m) Dispositions by the Borrower and its Subsidiaries of property in an amount not to exceed an amount equal to 5% of Consolidated Total Assets; provided that at the time of such Disposition, no Default shall exist or would result from such Disposition;

provided, however, that any Disposition pursuant to this Section 7.05 (other than clause (e)) shall be for fair market value; provided further that the purchase price of Receivables and interests therein, together with Related Security, pursuant to a Permitted Receivables Financing, shall be deemed to be fair market value for purposes of this Section 7.05.

         Notwithstanding anything to the contrary herein, prior to the satisfaction of all the conditions set forth in Section 4.03, neither the Borrower nor any of its Subsidiaries shall be permitted to make any Disposition after the Closing Date pursuant to Section 7.05(m).

         7.06 RESTRICTED PAYMENTS. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

         (a) each Subsidiary may make Restricted Payments to the Borrower and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis based on their relative ownership interests);

         (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions, with respect to its common stock, payable solely in the common stock or other common equity interests of such Person and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of the Borrower's common stock;

         (c) to the extent not otherwise permitted by this Section 7.06, the Borrower and its Subsidiaries may declare or make, directly or indirectly, any Restricted Payment; provided that the aggregate principal amount of all Restricted Payments made after the Closing Date during all periods in which the Consolidated Leverage Ratio, as of the end of the most recently ended fiscal quarter, is equal to or greater than 3.75 to 1.00 shall not exceed the sum of
(i) $500,000,000 and (ii) an amount equal to 50% of Consolidated Net Income for the period commencing on the Closing Date and ending on the last day of the fiscal quarter preceding the fiscal quarter in which such Restricted Payment is made, on a cumulative basis; and provided further that no Default

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

shall have occurred and be continuing at the time such Restricted Payment occurs or after giving effect thereto;

         (d) the Borrower or Apogent may exercise put/call rights with respect to the Existing Indebtedness;

         (e) the Borrower or Apogent may repurchase the Apogent Senior Subordinated Notes;

         (f) the Borrower may repurchase its common stock upon the exercise of stock options if such common stock represents a portion of the exercise price thereof;

         (g) the Borrower and its Subsidiaries may make payments in respect of any redemption, repurchase, acquisition, cancellation or other retirement for value of shares of capital stock of the Borrower or options, stock appreciation rights or similar securities, in each case held by then current or former officers, directors or employees of the Borrower or any of its Subsidiaries (or their estates or beneficiaries under their estates) or by an employee benefit plan, in each case upon the death, disability, retirement or termination of employment of such officers, directors and employees, and the Borrower may redeem or repurchase shares of its common stock or options in respect thereof in connection with the repurchase provisions under employee stock option or stock purchase agreements or other agreements to compensate management employees and non-employee directors, and the Borrower and its Subsidiaries may make payments in respect of any redemption, repurchase, acquisition, cancellation or other retirement for value of capital stock of any Subsidiary or options in respect thereof that are the subject of any employee stock option or stock purchase plan of such Subsidiary if such Subsidiary was acquired pursuant to a Permitted Acquisition; provided that the aggregate amount of all such payments made after the Closing Date shall not exceed $50,000,000;

         (h) the Borrower or its Subsidiaries may make Restricted Payments in respect of any Permitted Receivables Financing in accordance with the terms of the documentation entered into in connection with such Permitted Receivables Financing; and

         (i) the Borrower or Apogent may make Restricted Payments in connection with the repayment, repurchase, redemption or other retirement of Subordinated Indebtedness of the Borrower or Apogent outstanding as of the Closing Date; provided that the aggregate amount of all such Restricted Payments shall not exceed $50,000,000.

         Notwithstanding anything to the contrary herein, prior to the satisfaction of all the conditions set forth in Section 4.03, neither the Borrower nor any of its Subsidiaries shall be permitted to make any Restricted Payments after the Closing Date pursuant to Section 7.06(c), (d), (e) or (i).

         7.07 CHANGE IN NATURE OF BUSINESS. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries, taken as a whole, on the date hereof or any business substantially related or incidental thereto.

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

         7.08 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on terms substantially as favorable to the Borrower or such Guarantor as would be obtainable by the Borrower or such Guarantor at the time in a comparable arm's length transaction with a Person other than an Affiliate except (a) any Restricted Payment permitted by Section 7.06, (b) any transactions expressly contemplated by any agreement set forth on Schedule 7.08, as in effect on the Closing Date, (c) any merger or consolidation of the Borrower or any wholly-owned Subsidiary with any other wholly-owned Subsidiary, in each case if permitted by Section 7.04, (d) any investment by the Borrower or any Subsidiary in a Subsidiary, in each case if permitted by Section 7.02, (e) transactions between or among the Borrower and the Guarantors not involving any other Affiliate, and transactions between or among Subsidiaries (other than Receivables Subsidiaries) that are not Guarantors not involving any other Affiliate that are entered into solely between or among wholly-owned Subsidiaries and (f) licenses, sublicenses, leases and subleases granted between or among the Borrower and any of its Subsidiaries in the ordinary course of business.

         7.09 USE OF PROCEEDS. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

         7.10 FINANCIAL COVENANTS.

         (a) Consolidated Interest Coverage Ratio. Maintain a Consolidated Interest Coverage Ratio as of the end of each fiscal quarter of the Borrower of at least 3.00 to 1.00.

         (b) Consolidated Leverage Ratio. Maintain a Consolidated Leverage Ratio, as of the end of each fiscal quarter of the Borrower ending during each period set forth below, no greater than the ratio set forth below opposite such period:

                                                         MAXIMUM
                                                       CONSOLIDATED
                PERIOD                                LEVERAGE RATIO
-----------------------------------------             --------------
Closing Date through December 31, 2004                 4.75 to 1.00
January 1, 2005 through December 31, 2005              4.25 to 1.00
After December 31, 2005                                3.75 to 1.00

         (c) Consolidated Senior Leverage Ratio. Maintain a Consolidated Senior Leverage Ratio , as of the end of each fiscal quarter of the Borrower ending during each period set forth below, no greater than the ratio set forth below opposite such period:

                                                           MAXIMUM
                                                         CONSOLIDATED
                                                       SENIOR LEVERAGE
                  PERIOD                                    RATIO
-----------------------------------------              ---------------
Closing Date through December 31, 2004                   3.75 to 1.00
January 1, 2005 through December 31, 2005                3.25 to 1.00
After December 31, 2005                                  3.00 to 1.00

                                 ARTICLE VIII.
                         EVENTS OF DEFAULT AND REMEDIES

         8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within five days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower (i) fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a), 6.05 (with respect to the existence of the Borrower), 6.11 or 6.12(e) or Article VII; or
(ii) fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(b) through (f) and such failure continues for five Business Days; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) a Responsible Officer of the Borrower or such Loan Party having Actual Knowledge of such Default or (ii) the receipt by the Borrower and such Loan Party of notice from the Administrative Agent or any Lender of such Default; or

         (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

         (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to

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

observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required (and after giving effect to any applicable grace period), such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or (iii) results in the termination of a Permitted Receivables Financing prior to its scheduled termination (other than a voluntary termination by the Borrower) or enables or permits the financing parties thereunder or any trustee or agent on their behalf to terminate a Permitted Receivables Financing; provided that this clause (e) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of, or casualty event affecting, the property or assets securing such Indebtedness, (B) Indebtedness of a Subsidiary that is sold pursuant to a transaction permitted by this Agreement and becomes due as a result of such sale, (C) Indebtedness of any Person acquired pursuant to an Investment if such Indebtedness was outstanding prior to such Investment and becomes due as a result of such Investment; provided that in the case of each of the immediately foregoing clauses (A), (B) and (C) such Indebtedness is promptly repaid, or (D) any such event or condition that has the effect described in clause (ii) above if (x) such event or condition relates to a change in the tax treatment or anticipated tax treatment of, or a change in law affecting, other investment characteristics of the relevant Indebtedness, but is not in the nature of a default, breach or violation by the Borrower or any Subsidiary and does not relate to the creditworthiness of the Borrower or any Subsidiary or any act or failure to act by the Borrower or any Subsidiary and (y) any Indebtedness that becomes due or is required to be prepaid, repurchased or redeemed as a result of such event or condition is promptly repaid, prepaid, repurchased or redeemed; or

         (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Material Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

         (g) Inability to Pay Debts. The Borrower or any other Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; or

         (h) Judgments. There is entered against the Borrower or any Subsidiary
(i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or
(ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. One or more ERISA Events occur with respect to a Pension Plan or Multiemployer Plan that, individually or in the aggregate has resulted or could reasonably be expected to result in a Material Adverse Effect; or

         (j) Invalidity of Loan Documents; Repudiation of Obligations; Failure of Security. (i) Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; (ii) any Loan Party or any other Person contests in writing the validity or enforceability of any Loan Document; or (iii) subject to Section 6.13, the Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered by the Collateral Documents having a fair market value, individually or in the aggregate, exceeding the Threshold Amount, in each case for any reason other than (A) the failure of the Administrative Agent or any Lender to take any action within its control or (B) the release of such Collateral in accordance with the terms of the Loan Documents; or

         (k) Change of Control. There occurs any Change of Control with respect to the Borrower.

         8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

         (a) declare the commitment of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

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provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

         8.03 APPLICATION OF FUNDS. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), (a) all payments received by the Administrative Agent, whether from the Borrower, any Guarantor or otherwise, and (b) all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be held by the Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by the Administrative Agent, in each case in the following order of priority:

         First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

         Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

         Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

         Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and to the Administrative Agent for the account of the applicable L/C Issuer to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among (or for the account of, as the case may be) the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

         Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

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                                  ARTICLE IX.
                              ADMINISTRATIVE AGENT

          9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

         (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX and in the definition of "Agent-Related Person" included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

         (c) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

         In the event that the Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended

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by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this
Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

         Should any instrument in writing from the Borrower or any other Loan Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Collateral Agent.

         (d) Control. Each Lender and the Administrative Agent hereby appoint each other Lender as agent for the purpose of perfecting the Administrative Agent's security interest in assets that, in accordance with the UCC, can be perfected by possession or control.

         9.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person shall
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained

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in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         9.04 RELIANCE BY ADMINISTRATIVE AGENT.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed and delivered this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

         9.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any

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Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         9.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct, provided, however, that no action taken in accordance with the directions of the Lenders, the Required Lenders or Required Class Lenders, as applicable, shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation or removal of the Administrative Agent.

         9.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or an L/C Issuer hereunder and

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without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Borrower, and the Administrative Agent may be removed by the Borrower upon 30 days' prior written notice to the Administrative Agent by the Borrower that a successor administrative agent has been approved by Required Lenders; provided that any such resignation by or removal of Bank of America shall also constitute its resignation or removal, as the case may be, as the Swing Line Lender; provided further that any Collateral held by the Administrative Agent will continue to be held by it until a Person shall have accepted the appointment of successor Administrative Agent. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and Bank of America's duties as the Swing Line Lender shall be terminated, without any other or further act or deed on the part of such retiring Administrative Agent or Swing Line Lender or any other Lender, other than the obligation of the successor. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as the Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         9.10 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the

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Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

         (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.04(i) and (j), 2.12 and 10.04) allowed in such judicial proceeding; and

         (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 10.04.

         Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

         9.11 COLLATERAL AND GUARANTY MATTERS. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

         (a) to enter into each Collateral Document as secured party on behalf of and for the benefit of the Lenders and to be the agent for and representative of the Lenders under each Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and the Guaranty; provided that the Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or the Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of the Lenders or the Required Lenders, as applicable;

         (b) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject

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to Section 10.01, if approved, authorized or ratified in writing by the Lenders or the Required Lenders, as applicable;

         (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(e); and

         (d) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

         Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11.

         Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranty may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms thereof, and (2) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale.

         9.12 OTHER AGENTS; ARRANGERS AND MANAGERS. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "joint book manager," "lead manager," "joint arranger," "lead arranger" or "co-arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X.
                                  MISCELLANEOUS

         10.01 AMENDMENTS, ETC. Except as provided in Section 2.03, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing

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signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

         (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

         (b) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (v) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

         (d) change Section 2.16 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

         (e) change any provision of this Section 10.01 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

         (f) release all or substantially all of the Guarantors from the Guaranty without the written consent of each Lender or release any Lien granted in favor of the Administrative Agent with respect to all or substantially all of the Collateral without the written consent of each Lender, in each case other than in accordance with the terms of the Loan Documents;

         (g) change voluntary or mandatory prepayments, or Revolving Loan Commitment reductions, applicable to a Class without the written consent of the Required Class Lenders of such affected Class (it being understood and agreed that any amendment, modification, termination or waiver of any such provision which only postpones or reduces any voluntary or mandatory prepayment, or Commitment reduction from those set forth in Section 2.08, 2.09 and 2.10 with respect to one Class but not any other Class shall be deemed to disproportionately disadvantage such one Class but not to disproportionately disadvantage any such other Class for purposes of this clause (g));

         (h) impose any greater restriction on the ability of any Lender to assign any of its rights or obligations hereunder without the written consent of Lenders having more than 50% of the Aggregate Credit Exposures then in effect within each of the following classes of

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Commitments, Loans and other Credit Extensions: (i) the class consisting of the
Revolving Loan Commitments, the Tranche A-1 Term Loan Commitments and the Tranche A-2 Term Loan Commitments combined on an aggregate basis, and (ii) the class consisting of the Tranche B Term Loan Commitments. For purposes of this clause, the aggregate amount of each Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans shall be deemed to be held by such Lender;

         (i) amend Section 1.06 or the definition of "Local Currency" without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (vi) any amendment or modification to or waiver of any provision of this Agreement or any other Loan Document at a time when any Default has occurred and is continuing, and that would have the effect of eliminating any such Default, shall not be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 4.02 to the making of any Revolving Loan have been satisfied unless the Required Class Lenders for the Class of Lenders having Revolving Loan Exposure shall have consented to such amendment, modification or waiver; provided that the foregoing shall not be construed to affect any amendment or modification to any provision of this Agreement or any other Loan Document (other than any amendment or modification to Section 7.10 of this Agreement) if no Default has occurred and is continuing at the time of such amendment or modification. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

         10.02 NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission), provided that any Request for Credit Extension hereunder may be made by telephonic notice promptly confirmed in writing by facsimile transmission. All written notices shall be mailed certified or registered mail, faxed or delivered to the applicable address, facsimile number or (subject to subsection (b) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

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                  (i) if to the Borrower, the Administrative Agent, any L/C
         Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

         (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

         (c) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower; provided that such indemnity shall not, as to any Agent-Related Person or Lender, be available to the extent that such losses, costs, expenses and liabilities resulted from

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the gross negligence or willful misconduct of such Agent-Related Person or
Lender. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 ATTORNEY COSTS, EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable and documented costs and expenses incurred in connection with the syndication of the credit facilities, the preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of one primary law firm acting as counsel to the Administrative Agent (plus any additional law firms acting as local counsel to the Administrative Agent at the suggestion of such primary law firm), (b) to pay or reimburse the Administrative Agent and each Lender, including, as applicable, in its capacity as a Swap Counterparty, for all documented costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses (i) incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law and (ii) in connection with the sale of, collection from, or other realization upon any of the Collateral), including all Attorney Costs of one primary law firm acting as counsel to the Administrative Agent (plus any additional law firms acting as local counsel to the Administrative Agent at the suggestion of such primary law firm), (c) to pay or reimburse the Administrative Agent and each Lender, including, as applicable, in its capacity as a Swap Counterparty, for all reasonable and documented costs and expenses of creating and perfecting Liens in favor of the Administrative Agent on behalf of the Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of one law firm acting as counsel to the Administrative Agent and of counsel providing any opinions that the Administrative Agent or the Required Lenders may reasonably request in respect of the Collateral Documents or the Liens created pursuant thereto, (d) all reasonable and documented costs and expenses incurred by the Administrative Agent in connection with the custody or preservation of any of the Collateral, and (e) all reasonable and documented costs and expenses, including reasonable attorneys' fees of one primary law firm acting as counsel to the Administrative Agent (plus any additional law firms acting as local counsel to the Administrative Agent at the suggestion of such primary law firm) and fees, costs and expenses of any auditors, appraisers, accountants, advisors, agents and consultants, incurred by Administrative Agent or its counsel relating to efforts to protect, evaluate, assess or dispose of any of the Collateral (including, without limitation, such costs and expenses relating to obtaining and reviewing any appraisals provided for under Section 6.13).

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All amounts due under this Section 10.04 shall be payable within ten Business
Days after demand therefor. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

         10.05 INDEMNIFICATION BY THE BORROWER. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless the Administrative Agent, the Arrangers, each Lender, including, as applicable, in its capacity as a Swap Counterparty, and their respective Affiliates, directors, officers, employees, counsel, agents, advisors and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, and related expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (other than in respect of Taxes and Other Taxes, which shall be governed by Section 3.01(d)) which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered pursuant to or in connection with any of the Loan Documents or any of the Credit Extensions (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty), (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, or related expenses or disbursements resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties (but in the case of the gross negligence or willful misconduct of any such Related Party, solely to the extent that a court of competent jurisdiction has determined that such Indemnitee is legally responsible for such gross negligence or willful misconduct of such Related Party). Subject to Section 10.08, no Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through electronic telecommunications, IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section 10.05 shall be payable within ten Business Days after written demand therefore, accompanied by an invoice or other summary of the amount or amounts payable. The agreements in this Section shall survive the resignation or removal of the Administrative Agent, the replacement of any Lender, the

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termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

         10.06 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender enforces any security interests or exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.

         10.07 SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section,
(ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section, or (iv) to an SPC in accordance with the provisions of subsection (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Tranche A-1 Term Loan Commitment, Tranche A-2 Term Loan Commitment, Tranche B Term Loan Commitment, Revolving Loan Commitment, Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche B Term Loans and Revolving Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as

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of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of Revolving Loan Commitments, or $1,000,000, in the case of any assignment in respect of Tranche A-1 Term Loan Commitments, Tranche A-2 Term Loan Commitments or Tranche B Term Loan Commitments (in each case aggregating concurrent assignments to or from two or more Approved Funds of a single Lender for purposes of determining such minimum amount), unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not
(A) apply to rights in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations in respect of Tranche A-1 Term Loan Commitments, Tranche A-2 Term Loan Commitments, Tranche B Term Loan Commitments and Revolving Loan Commitments on a non-pro rata basis;
(iii) any assignment of a Revolving Loan Commitment must be approved by the Administrative Agent, all L/C Issuers and the Swing Line Lender unless the Person that is the proposed assignee is itself a Lender with a Revolving Loan Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (with only one such fee payable in connection with concurrent assignments to or from two or more Approved Funds of a single Lender), and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 10.07, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04, 10.05 and
10.21 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the

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contrary. The Register shall be available for inspection by the Borrower and the
Lenders at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
Section 10.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.16 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means:

                  (a) in the case of any assignment of Revolving Loan Commitments, (i) any Revolving Lender, any Affiliate of any Revolving Lender and any Approved Fund of any Revolving Lender; (ii) a commercial bank or other financial institution (including any insurance company or mutual fund) organized under the laws of the United States, or any

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         state thereof, and having total assets of at least $1,000,000,000 and a rating of at least A from S&P; and (iii) a commercial bank or other financial institution (including any insurance company or mutual fund) organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets of at least $1,000,000,000 and a rating of at least A from S&P, provided, in the case of clauses (ii) and (iii) that such bank or other financial institution (A) is approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed) and (B) is acting through a branch or agency located in the United States and is licensed by the United States or any state thereof; and

                  (b) in the case of any assignment of Tranche A-1 Term Loan Commitments, Tranche A-2 Term Loan Commitments, Tranche B Term Loan Commitments or Local Currency Loans, (i) any Lender, any Affiliate of any Lender and any Approved Fund of any Lender; (ii) a commercial bank or other financial institution (including any insurance company or mutual fund) organized under the laws of the United States, or any state thereof; (iii) a commercial bank or other financial institution (including any insurance company or mutual fund) organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country; and (iv) any other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies: provided, in the case of clauses (ii) and (iii) that (A) such bank or other financial institution is approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed) and (B) either (1) such bank or other financial institution is acting through a branch or agency located in the United States and is licensed by the United States or any state thereof or (2) such bank or other financial institution is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country;

         provided further that neither the Borrower nor any Affiliate of the Borrower shall be an Eligible Assignee.

                  "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an "SPC") the option to provide all or any part of any Committed Loan that such Granting Lender

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would otherwise be obligated to make pursuant to this Agreement; provided that
(i) nothing herein shall constitute a commitment by any SPC to fund any Committed Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Committed Loan, the Granting Lender shall be obligated to make such Committed Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.15(c)(ii). Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and
(iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Committed Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Committed Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Committed Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Committed Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

         (i) Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer assigns all of its Commitment and Loans pursuant to
Section 10.07(b), such L/C Issuer may, upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the Revolving Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such L/C Issuer. Upon any such resignation, such L/C Issuer shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.04(c)).

         10.08 CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent

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required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any pledgee referred to in Section 10.07(f) or (iii) any actual, prospective or back-to-back contractual counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For purposes of this Section, "Information" means all information received from the Borrower or any of its Subsidiaries, including information received after the Closing Date, relating to the Borrower or any Subsidiary or any of their respective businesses, other than (A) any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis and (B) in the case of information received from the Borrower or any Subsidiary after the date hereof, any information that is clearly identified at the time of delivery as nonconfidential.

         10.09 SET-OFF. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, after obtaining the prior written consent of the Administrative Agent, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held by, and other indebtedness (in whatever currency) at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in

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equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

         10.11 RELEASE OF SECURITY INTEREST OR GUARANTY.

         (a) Upon the proposed sale or other disposition of any Collateral to any Person (other than an Affiliate of the Borrower) that is permitted by this Agreement or to which the Lenders or the Required Lenders, as applicable, have otherwise consented, or the sale or other disposition of all of the Equity Interests of a Guarantor to any Person (other than an Affiliate of the Borrower) that is permitted by this Agreement or to which the Lenders or the Required Lenders, as applicable, have otherwise consented, for which a Loan Party desires to obtain a security interest release or a release of the Guaranty from the Administrative Agent, such Loan Party shall deliver a certificate signed by a Responsible Officer (a) stating that the Collateral or the Equity Interests subject to such disposition is being sold or otherwise disposed of in compliance with the terms hereof and (b) specifying the Collateral or Equity Interests being sold or otherwise disposed of in the proposed transaction. Upon the receipt of such certificate, the Administrative Agent shall, at such Loan Party's expense, so long as the Administrative Agent has no reason to believe that the facts stated in such certificate are not true and correct, execute and deliver such releases of its security interest in such Collateral or such Guaranty, as may be reasonably requested by such Loan Party.

         (b) In the event that any Subsidiary that was a Material Subsidiary ceases to be a Material Subsidiary as of the first Business Day of any fiscal quarter, so long as no Default shall have occurred and be continuing, the Administrative Agent shall, as of the first Business Day of such fiscal quarter, be deemed to have released the Guaranty and any security interest in any Collateral or Equity Interests of such Subsidiary. The Administrative Agent shall, at such Subsidiary's expense, execute and deliver such releases of its security interest in such Collateral or such Guaranty, as may be reasonably requested by such Subsidiary.

         10.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.13 INTEGRATION. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied

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upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         10.15 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.16 TAX FORMS.

         (a) (i) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment under any Loan Document (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is reasonably satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to minimize or avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

                  (ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign

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         Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

                  (iii) The Borrower shall not be required to indemnify or pay any additional amount to any Lender under Section 3.01 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 10.16(a) or
         (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 10.16(a) or the provisions of Section 10.16(b); provided that if such Lender shall have satisfied the requirements of this Section 10.16(a) or in Section 10.16(b), as applicable, on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.16(a) or in Section 10.16(b) shall relieve the Borrower of its obligation to indemnify or pay any amounts pursuant to Section 3.01 with respect to any Taxes that would not be imposed but for a change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof that results in such Lender no longer being properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to such Tax or is subject to such Tax at a reduced rate.

                  (iv) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents.

         (b) Each Lender that is a "United States person" within the meaning of
Section 7701(a)(30) of the Code and that has not otherwise established to the reasonable satisfaction of the Administrative Agent that it is an exempt recipient (as defined in section 6049(b)(4) of the Code and the regulations thereunder) shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9 prior to the receipt of any payment under any Loan Document. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

         (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any

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jurisdiction on the amounts payable to the Administrative Agent under this
Section, and costs and expenses (including Attorney Costs) of the Administrative Agent; provided, however, that such Lender shall not be liable for the payment to the Administrative Agent of any penalties to the extent determined in a final, nonappealable judgment of a court of competent jurisdiction to have resulted from the Administrative Agent's own gross negligence or willful misconduct. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all other Obligations hereunder and the resignation or removal of the Administrative Agent.

         10.17 REPLACEMENT OF LENDERS. If any Lender (a "Non-Consenting Lender") refuses to consent to an amendment, modification or waiver of this Agreement that is approved by the Required Lenders pursuant to Section 10.01, if any Lender is a Defaulting Lender, or under any other circumstances set forth herein expressly providing that the Borrower shall have the right to replace a Lender as a party to this Agreement, the Borrower may, upon notice to such Lender and the Administrative Agent, replace such Lender by causing such Lender to assign its Commitment (with the assignment fee to be paid by the Borrower in such instance) pursuant to Section 10.07(b) to one or more Eligible Assignees procured by the Borrower; provided, however, that if the Borrower elects to exercise such right with respect to any Lender pursuant to Section 3.06(b), it shall be obligated to replace all Lenders that have made similar requests for compensation pursuant to Section 3.01 or 3.04. Upon the making of any such assignment, the Borrower shall (x) pay in full any amounts payable hereunder, including amounts payable pursuant to Section 3.05 and (y) provide appropriate assurances and indemnities (which may include letters of credit) to the applicable L/C Issuer and the Swing Line Lender as each may reasonably require with respect to any continuing obligation to fund participation interests in any L/C Obligations or any Swing Line Loans then outstanding. For the avoidance of doubt, if a Lender is a Non-Consenting Lender solely because it refused to consent to an amendment, modification or waiver that required the consent of 100% of Lenders affected thereby (which amendment, modification or waiver did not accordingly require the consent of 100% of all Lenders) the Loans and Commitments of such Non-Consenting Lender that are subject to the assignments required by this Section 10.17 shall include only those Loans and Commitments that constitute the Obligations directly affected by the amendment, modification or waiver to which such Non-Consenting Lender refused to provide its consent.

         10.18 GOVERNING LAW.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE

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LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         10.19 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         10.20 USA PATRIOT ACT NOTICE. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

         10.21 JUDGMENT CURRENCY. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders, including, as applicable, in any Lender's capacity as a Swap Counterparty, hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the

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Agreement Currency so purchased is less than the sum originally due to the
Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

         10.22 DESIGNATION AS SENIOR DEBT. The Borrower hereby designates the Obligations as "Designated Senior Indebtedness" for purposes of and as defined in that that certain Indenture dated as of August 20, 2003 between the Borrower and J.P. Morgan Trust Company, National Association, as Trustee, relating to the 8% Senior Subordinated Notes due 2013; that certain Indenture dated as of April 24, 2002 between the Borrower and J.P. Morgan Trust Company, National Association, as Trustee, relating to the 8 1/8% Senior Subordinated Notes due 2012; and all supplemental indentures thereto.

         10.23 APOGENT. The parties to this Agreement acknowledge that although the Borrower is using its reasonable efforts to consummate the Merger on the Closing Date, the consummation of the Merger is not a condition precedent to the making by Lenders of the initial Credit Extensions under Section 4.01. Accordingly, unless and until the Merger shall have become effective in accordance with the terms of the Merger Agreement, the Articles of Merger and the laws of the State of Wisconsin, no representation or warranty regarding Apogent, any of its Subsidiaries or any information of any nature whatsoever relating to Apogent or its Subsidiaries (including such portion of any schedule to the Credit Agreement referring to or containing information on Apogent or any of its Subsidiaries) shall be made or deemed to be made in this Agreement, any Loan Document or otherwise.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                               FISHER SCIENTIFIC INTERNATIONAL INC.

                               By: /s/ Kevin P. Clark
                               Name: Kevin P. Clark
                               Title: Vice President & Chief Financial Officer

                               BANK OF AMERICA, N.A., as Administrative
                               Agent

                               By: /s/ Angela Lau
                               Name: Angela Lau
                               Title: Assistant Vice President

                               BANK OF AMERICA, N.A., as a Lender, an L/C
                               Issuer and the Swing Line Lender

                               By: /s. Peter D. Griffith
                               Name: Peter D. Griffith
                               Title: Managing Director

                               BANC OF AMERICA SECURITIES LLC,
                               as a Joint Lead Arranger and a Joint Book Manager

                               By: /s/ Pamela R. Levy
                               Name: Pamela R. Levy
                               Title: Managing Director

                               DEUTSCHE BANK AG NEW YORK
                               BRANCH, as an L/C Issuer

                               By: /s/ Carin M. Keegan
                               Name: Carin M. Keegan
                               Title: Vice President

                               By: /s/ Scottye Lindsey
                               Name: Scottye Lindsey
                               Title: Director

                               DEUTSCHE BANK SECURITIES INC.,
                               as a Joint Lead Arranger, a Joint Book Manager, a Co-Syndication Agent and a Co-Documentation
                               Agent

                               By: /s/ Alexander Bici
                               Name: Alexander Bici
                               Title: Vice President

                               CREDIT SUISSE FIRST BOSTON, ACTING
                               THROUGH ITS CAYMAN ISLANDS BRANCH,
                               as a Joint Book Manager, a Co-Syndication Agent and a Co-Documentation Agent

                               By: /s/ Paul L. Colon
                               Name: Paul L. Colon
                               Title: Director

                               By: /s/ Karim Blasetti
                               Name: Karim Blasetti
                               Title: Associate

                               MERRILL LYNCH CAPITAL
                               CORPORATION,
                               as a Co-Syndication Agent and a Co-
                               Documentation Agent

                               By: /s/ Anthony L. Lafaire
                               Name: Anthony L. Lafaire
                               Title: Director

                               ABN AMRO BANK, N.V.,
                               as a Co-Syndication Agent and a Co-
                               Documentation Agent and as a Lender

                               By: /s/ Eric Oppenheimer
                               Name: Eric Oppenheimer
                               Title: Vice President

                               By: /s/ Michele R. Costello
                               Name: Michele R. Costello
                               Title: Assistant Vice President

                               ALLIED IRISH BANKS PLC,

                               By: /s/ Roisin O'Connell

                               Name: Roisin O'Connell
                               Title: Assistant Vice President

                               By: /s/ John Timoney
                               Name: John Timoney
                               Title: Vice President

                               BANK OF CHINA, NEW YORK BRANCH,
                               as a Lender

                               By: /s/ William W. Smith
                               Name: William W. Smith
                               Title: Chief Lending Officer

                               THE GOVERNOR AND COMPANY OF THE BANK OF
                               IRELAND, as a Lender

                               By: /s/ Geraldine Hannon
                               Name: Geraldine Hannon
                               Title: Authorised Signatory

                               By: /s/ Carol Lawlor
                               Name: Carol Lawlor
                               Title: Authorised Signatory

                               THE BANK OF NEW YORK, as a Lender

                               By: /s/ Kenneth P. Sneider
                               Name: Kenneth P. Sneider
                               Title: Vice President

                               THE BANK OF NOVA SCOTIA, as a Lender

                               By: /s/ Meredith D. Smith
                               Name: Meredith D. Smith
                               Title: Agent

                               BANK OF TOKYO-MITSUBISHI TRUST
                               COMPANY, as a Lender

                               By: /s/ Michael L. Zion
                               Name: Michael L. Zion
                               Title: Vice President

                               BARCLAYS BANK PLC,
                               as a Lender

                               By: /s/ Vincent Muldoon
                               Name: Vincent Muldoon
                               Title: Relationship Director

                               CALYON NEW YORK BRANCH,
                               as a Lender

                               By: /s/ Charles Heidsieck
                               Name: Charles Heidsieck
                               Title: Managing Director

                               By: /s/ Attila Coach
                               Name: Attila Coach
                               Title: Managing Director

                               COMMERZBANK AG, NEW YORK AND GRAND
                               CAYMAN BRANCHES, as a Lender

                               By: /s/ Douglas I. Glickman
                               Name: Douglas I. Glickman
                               Title: Vice President

                               By: /s/ Henry J. Spark
                               Name: Henry J. Spark
                               Title: Assistant Treasurer

                               CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

                               By: /s/ Anthony Rock
                               Name: Anthony Rock
                               Title: Vice President

                               By: /s/ Sean Mounier
                               Name: Sean Mounier
                               Title: First Vice President

                               CREDIT SUISSE FIRST BOSTON, ACTING
                               THROUGH ITS CAYMAN ISLANDS BRANCH,
                               as a Lender

                               By: /s/ Paul L. Colon
                               Name: Paul L. Colon
                               Title: Director

                               By: /s/ Karim Blasetti

                               Name: Karim Blasetti
                               Title: Associate

                               DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as a Lender

                               By: /s/ Carin M. Keegan
                               Name: Carin M. Keegan
                               Title: Vice President

                               ERSTE BANK,
                               as a Lender

                               By: /s/ Brandon A. Meyerson
                               Name: Brandon A. Meyerson
                               Title: Vice President
                                      Erste Bank New York Branch

                               By: /s/ Bryan J. Lynch
                               Name: Bryan J. Lynch
                               Title: First Vice President

                               ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN
                               AG, as a Lender

                               By: /s/ Bryan J. Lynch
                               Name: Bryan J. Lynch
                               Title: First Vice President

                               By: /s/ Gregory T. Aptman
                               Name: Gregory T. Aptman
                               Title: Vice President
                                      Erste Bank New York Branch

                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               as a Lender

                               By : /s/ Brian P. Schwinn
                               Name: Brian P. Schwinn
                               Title: Duly Authorized Signatory

                               ING CAPITAL LLC,
                               as a Lender

                               By : /s/ Peter Vissers
                               Name: Peter Vissers

                               Title: Director

                               JPMORGAN CHASE BANK,
                               as a Lender

                               By: /s/ B.B. Wuthrich
                               Name: B.B. Wuthrich
                               Title: Vice President

                               KEYBANK NATIONAL ASSOCIATION,
                               as a Lender

                               By: /s/ James A. Taylor
                               Name: James A. Taylor
                               Title: Vice President

                               KZH CRESCENT-2 LLC

                               By: /s/ Dorian. Herrara
                               Name: Dorian Herrara
                               Title: Authorized Agent

                               KZH CRESCENT-3 LLC

                               By: /s/ Dorian Herrara
                               Name: Dorian Herrara
                               Title: Authorized Agent

                               HSBC BANK USA, NATIONAL ASSOCIATION,
                               as a Lender

                               By: /s/ Patrick J. Doulin
                               Name: Patrick J. Doulin
                               Title: Senior Vice President

                               MERRILL LYNCH CAPITAL CORPORATION,
                               as a Lender

                               By: /s/ Anthony J. LaFaire
                               Name: Anthony J. LaFaire
                               Title: Senior Vice President

                               MIZUHO CORPORATE BANK, LTD.,
                               as a Lender

                               By: /s/ Greg Botshon

                               Name: Greg Botshon
                               Title: Senior Vice President

                               NATIONAL CITY BANK,
                               as a Lender

                               By: /s/ Frank Byrne
                               Name: Frank Bryne
                               Title: Account Officer

                               THE NORINCHUKIN BANK,
                               as a Lender

                               By: /s/ Toshifumi Tsukitani
                               Name: Toshifumi Tsukitani
                               Title: General Manager

                               PEOPLE'S BANK,
                               as a Lender

                               By: /s/ David K. Sherrill
                               Name: David K. Sherrill
                               Title: Vice President

                               SOVEREIGN BANK,
                               as a Lender

                               By: /s/ Daniel M. Grondin
                               Name: Daniel M. Grondin
                               Title: Senior Vice President

                               SUMITOMO MITSUI BANKING
                               CORPORATION,
                               as a Lender

                               By: /s/ Leo Pagarigan
                               Name: Leo Pagarigan
                               Title: Senior Vice President

                               SUNTRUST BANK,
                               as a Lender

                               By: /s/ William D. Priester
                               Name: William D. Priester
                               Title: Director

                               UFJ BANK,
                               as a Lender

                               By: /s/ Garry Weiss
                               Name: Garry Weiss
                               Title: Vice President

                               UNITED OVERSEAS BANK LIMITED,
                               NEW YORK AGENCY
                               as a Lender

                               By: /s/ Kwong Yew-Wong
                               Name: Kwong Yew-Wong
                               Title: Agent General Manager

                               By: /s/ Phillip Cheong
                               Name: Philip Cheong
                               Title: VP & Deputy General Manager

                               WASHINGTON MUTUAL BANK,
                               as a Lender

                               By: /s/ Gary Perkins
                               Name: Gary Perkins
                               Title: Vice President

                               GOLDMAN SACHS CREDIT PARTNERS
                               LLC,
                               as Lender

                               By: /s/ Robert Wagner
                               Name: Robert Wagner
                               Title: Authorized Signatory

                                   Schedules
                                   [Omitted]

                                    Exhibits
                                   [Omitted]